UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2010

Nuveen Georgia Municipal Bond Fund	Nuveen Louisiana Municipal Bond Fund	Nuveen North Carolina Municipal Bond Fund	Nuveen Tennessee Municipal Bond Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen web site for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 22, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Portfolio managers Scott Romans and Daniel Close examine economic and market conditions, key investment strategies, and the performance of the Nuveen Georgia, Louisiana, North Carolina and Tennessee Municipal Bond Funds. Dan, who has ten years of investment experience, began managing the Georgia, North Carolina and Tennessee Funds in 2007. Scott, who has nine years of investment experience, began managing the Louisiana Fund in 2003.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended May 31, 2010?

In general, the year produced a very favorable environment for investors in tax-exempt bonds, which benefited greatly from a combination of strong demand, reduced supply, low inflation and low interest rates. Against this positive backdrop, municipal bond prices rose and their yields declined. Although bonds of all maturities gained ground, longer dated bonds generally tended to perform the best.

Benefiting from an improving economic picture, the U.S. economy returned to growth starting in the third quarter of 2009. Gross domestic product (GDP) — a measure of the nation’s economic output — grew by an annualized 2.2% in the third quarter and expanded by an annualized 5.6% in the last three months of 2009, the fastest pace in six years. The growth continued at an annualized rate of 2.7% in the first quarter of 2010. Despite this economic improvement, job growth continued to pose a challenge. At the end of May 2010, the national unemployment rate stood at 9.7% — very high in a historical sense, but better than the October 2009 peak of 10.1% and the previous month’s 9.9% rate. At the start of the period, the jobless rate was 9.5%. Low inflation continued to support the performance of tax-exempt debt. For the year ending May 31, 2010, the Consumer Price Index (CPI) rose 2.0%, enabling the Federal Reserve Board to continue to maintain its benchmark fed funds rate near zero for an “extended period.”

Favorable supply and demand trends also supported municipal bond prices. On the supply side, the introduction of the federal Build America Bond program in April 2009 cut the number of traditional tax-exempt bonds available for purchase in the marketplace. Build America bonds are a new class of taxable municipal debt created as part of the February 2009 federal economic stimulus package. These securities offer municipal issuers a generous federal subsidy and therefore provide issuers an attractive alternative to traditional tax-exempt debt. During the twelve months ended May 31, 2010, taxable Build America Bond issuance was roughly $95.9 billion, accounting for more than 22% of new bonds issued in the municipal market. Most of this supply was longer-maturity debt. As a result, much of the traditional tax-exempt municipal issuance was heavily concentrated in

2	Nuveen Investments

shorter-dated securities — a factor that influenced the market’s performance as well as purchase decisions to varying degrees in all of the portfolios profiled in this report. Overall, $428 billion in new taxable and tax-exempt municipal bonds were issued in the twelve months ending May 31, 2010 — representing a 17% year-over-year increase.

Even as tax-exempt bond supply dropped because of the issuance of taxable Build America Bonds, demand remained strong. The market was becoming more concerned about government deficits and their potential to trigger tax increases, which would make tax-exempt bonds more attractive to investors than their taxable counterparts. As evidence of an improving economy mounted, lower-rated bonds benefited the most from investors’ growing optimism. Investors became more tolerant of credit risk, causing credit spreads to narrow throughout the past year — meaning that investors were gradually demanding a smaller premium in exchange for buying riskier debt. In addition, historically low interest rates encouraged investors in search of additional income to favor riskier bonds offering higher yields.

What type of economic environment did the four states profiled in this report experience during the period?

At period end, Georgia maintained the highest credit ratings of Aaa and AAA from Moody’s and Standard & Poor’s (S&P), respectively. Georgia’s stable financial position was the result of conservative fiscal management, a diversified economy and adequate monetary reserves. Georgia benefits from a broad economic base that includes major coastal ports, agricultural resources, manufacturing and service industries, and one of the nation’s busiest airports. In May 2010, Georgia’s unemployment rate was 10.2%, down modestly from its peak but above the national average of 9.7%. Like most other states, Georgia’s finances have suffered due to declining revenues. The state’s $18.6 billion budget for fiscal 2010 was balanced by cutting expenditures by 12%, including a $1 billion reduction in education spending. For the twelve months ended May 31, 2010, municipal issuance in Georgia totaled $12.1 billion, up 43% from the previous twelve months.

Louisiana experienced an economic downturn along with the rest of the country, but two big factors minimized its impact — the massive rebuilding efforts following Hurricane Katrina in 2005 and the lack of a significant housing bubble in the state. The financial backdrop for Louisiana improved during the reporting period with the return of job growth in two major industries — energy and tourism. Although the trade industry, a traditional mainstay for Louisiana, suffered in response to the global economic downturn and cut into activity at the state’s ports, Moody’s Economy.com reported that trade began to improve last fall. Tax-revenue collections in the state have declined significantly, although not as badly as anticipated because employment was better than expected. One significant future wild card will be the long-range impact of the Gulf of Mexico oil spill on Louisiana’s economy. In May 2010, the state’s jobless rate stood at 6.9%, well below the national average. Issuance of new Louisiana municipal debt totaled roughly $3.8 billion during the twelve months ending May 31, 2010, a year-over-year decrease of about 4%, in contrast with the 17% growth in national supply. At period end, the state maintained a credit rating of Aa2 from Moody’s and AA- from S&P.

Nuveen Investments	3

North Carolina’s economy was slowly emerging from the recession, yet unemployment remained high compared to the rest of the nation. In May 2010, the state’s jobless rate was 10.3%, above the national average but below the 11.2% peak attained only three months earlier. Professional/business services was one notable source of employment growth in the state. In addition, several large employers have announced business expansions in North Carolina — a sign of confidence in its economic prospects. The overall future for the state’s manufacturing sector remains less auspicious, according to Moody’s Economy.com. At period end, North Carolina held Moody’s highest credit rating of Aaa and AAA from S&P, reflecting the state’s solid financial position. Issuance of new North Carolina municipal bonds totaled approximately $9.6 billion for the twelve months ending May 31, 2010. This represented a 19% year-over-year increase, only slightly greater than the 17% national increase in supply.

Tennessee was also gradually recovering from its economic recession, with employment beginning to stabilize. In May 2010, Tennessee’s jobless rate was 10.4%, above the national average but below the state’s peak of 10.9% in the summer of 2009. Despite this modest jobs-related improvement, wages have declined in real terms, and the potential for a substantial rise in employment appears limited, according to Moody’s Economy.com. However, indications of increased business confidence are a promising sign, and continued global economic growth could support the state’s exporters — a significant industry in Tennessee. At period end, Tennessee maintained a solid credit rating of Aaa from Moody’s and AA+ from S&P. Issuance of new municipal debt totaled about $5 billion during the twelve months ending May 31, 2010, a 7% year-over-year decline.

How did the Funds perform during the twelve-month period?

The table on page five provides Class A Share total returns for the four Funds for the one-year, five-year and ten-year periods ended May 31, 2010. Each Fund’s total returns are compared with the performance of general market indexes and peer group averages.

During the twelve-month period ended May 31, 2010, the Georgia Fund’s Class A Shares at net asset value trailed all of its respective performance comparisons. The Louisiana Fund’s Class A Shares outperformed all of its benchmarks except the Standard & Poor’s (S&P) Louisiana Municipal Bond Index. The North Carolina Fund’s Class A Shares beat its S&P state index and the national Barclays Capital index, performed in line with the national S&P index, and lagged its Lipper peer group. Finally, the Tennessee Fund’s Class A Shares outperformed its Lipper peer group and the Barclays Capital index while underperforming the S&P state and national indexes. The factors determining the performance of each Fund are discussed later in this report.

4	Nuveen Investments

1	The Standard & Poor’s (S&P) Georgia, Louisiana, North Carolina and Tennessee Municipal Bond Indexes are market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in their respective states. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Other States Municipal Debt Funds Average contained 128, 114 and 104 funds for the one-year, five-year and ten-year periods, respectively, ended May 31, 2010. The Lipper Georgia Municipal Debt Funds Average had 18, 15 and 14 funds and the Lipper North Carolina Municipal Debt Funds Average had 23, 17 and 14 funds respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

3	The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index is not available for direct investment.

Class A Shares – Average Annual Total Returns as of 5/31/10

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Georgia Municipal Bond Fund
A Shares at NAV	8.21%	3.05%	5.17%
A Shares at Offer	3.67%	2.16%	4.72%
Standard & Poor’s (S&P) Georgia Municipal Bond Index[1]	8.37%	4.16%	5.76%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Georgia Municipal Debt Funds Average[2]	8.43%	3.27%	5.00%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Louisiana Municipal Bond Fund
A Shares at NAV	11.14%	3.02%	5.08%
A Shares at Offer	6.43%	2.14%	4.63%
Standard & Poor’s (S&P) Louisiana Municipal Bond Index[1]	11.90%	4.53%	5.89%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Other States Municipal Debt Funds Average[2]	8.60%	3.39%	4.90%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen North Carolina Municipal Bond Fund
A Shares at NAV	9.26%	3.83%	5.51%
A Shares at Offer	4.66%	2.95%	5.06%
Standard & Poor’s (S&P) North Carolina Municipal Bond Index[1]	7.68%	4.70%	6.13%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper North Carolina Municipal Debt Funds Average[2]	10.17%	3.39%	4.85%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%
Nuveen Tennessee Municipal Bond Fund
A Shares at NAV	8.77%	4.20%	5.70%
A Shares at Offer	4.19%	3.31%	5.25%
Standard & Poor’s (S&P) Tennessee Municipal Bond Index[1]	10.95%	3.95%	5.68%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	9.27%	4.31%	5.85%
Lipper Other States Municipal Debt Funds Average[2]	8.60%	3.39%	4.90%
Barclays Capital Municipal Bond Index[3]	8.52%	4.52%	5.90%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 4.20% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	5

What strategies were used to manage the Funds? How did these strategies influence performance?

All four Funds continued to employ the fundamental investment strategies and tactics we have used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions in each state.

Nuveen Georgia, North Carolina and Tennessee Municipal Bond Funds

These three Funds generated solid gains in absolute terms, supported by the favorable environment for municipal bond investors. A number of specific factors contributed to our results. In all three Funds, we benefited from the portfolios’ duration positioning — meaning their level of sensitivity to changes in interest rates. Compared with the national municipal bond market, the Georgia Fund and, even more, the North Carolina Fund were helped by having less exposure to shorter-maturity bonds and a larger relative weighting in longer-dated issues. As long-term interest rates fell more than short-term rates during the past year, this positioning proved very successful. The Tennessee Fund’s duration positioning was positive as well, though to a lesser extent — we were underweighted in shorter-duration bonds but lacked an overweighting in strong-performing longer-maturity investments.

Our credit-rating allocation in the Georgia Fund also contributed to results. We benefited from having relatively greater allocations to lower-rated bonds, as well as smaller weightings in higher-quality AAA-rated and AA-rated debt. As we discussed earlier, investors favored lower-rated, riskier bonds over their more conservative counterparts during the past year, and the portfolio was positioned to take advantage of this trend. In contrast, our credit-rating allocation was detrimental for the North Carolina and Tennessee Funds. The North Carolina portfolio was hampered by an underweighting in lower-rated debt, while the Tennessee Fund suffered comparatively from more exposure to highly rated municipal bonds. The Tennessee Fund did benefit from our willingness to stick with certain lower-rated positions that had encountered difficulty in previous reporting periods when market conditions were unfavorable but whose long-term return prospects we remained confident about. Our patience was rewarded in the positive market environment of the past year, as these bonds gained in value and added to the Tennessee Fund’s returns.

Sector allocations in the Georgia Fund detracted from results. Specifically, we were hurt by our positioning among corporate-backed industrial development revenue (IDR) and tax-supported bonds. The North Carolina Fund benefited from being overweighted in the health care sector, as well as from being relatively underexposed to tax-supported bonds compared with the national market. However, an underweighting in strong-performing transportation issues hurt the Fund, on a comparative basis, as it would have helped to own more issues from this sector. That said, the Fund’s few transportation holdings — especially a stand-out North Carolina turnpike issue — were good contributors to results. Meanwhile, the Tennessee Fund received a positive performance contribution from IDR bonds and a number of individual health care bonds but was hurt by an overweighting in pre-refunded bonds, which, like other highly defensive securities, did poorly in a relatively risk-friendly investment climate.

6	Nuveen Investments

As a general theme across all three of these Funds, our purchases generally favored lower-rated bonds that we felt offered good appreciation potential relative to their risk and provided our shareholders with good value. Availability of these bonds differed from portfolio to portfolio, but generally we felt bonds with lower credit ratings were providing better value and appreciation potential than their higher-rated counterparts.

The majority of our purchases for the Georgia portfolio since the last reporting period were of longer-dated bonds. These included two tax-increment-financing district bonds — one non-rated and the other A-rated. We also bought an intermediate-maturity BBB-rated health care bond whose prospects we felt were favorable. The income payments for a separate hospital purchase were back-stopped by a limited pledge of the local county’s property taxes, and after conducting analysis we felt that the bonds were priced low given this property-tax backing — encouraging us to add these bonds to the portfolio. To subsidize our recent purchases in the Georgia Fund, we used the proceeds from a modest amount of called bonds. In addition, we sold some of our shorter-maturity, higher-rated bonds whose future appreciation prospects we felt were relatively limited.

Both the North Carolina and Tennessee Funds experienced significant new investment activity into their portfolios since the last performance update. In addition, a number of bonds in the portfolios were called. Both of these situations meant that we had high levels of cash to invest, so we were fairly active in both portfolios. For the North Carolina Fund, our purchases included three highly rated general appropriation bonds, a lower-rated higher-education bond, two electric utility bonds and three dedicated-tax bonds issued by Puerto Rico or the U.S. Virgin Islands (U.S. territorial bonds are generally tax-exempt for taxpayers in all 50 states). We also bought two transportation bonds of mid-tier credit quality — a Charlotte airport bond issue and a North Carolina port bond issue — and these longer-dated bonds characterized the majority of our purchases. Meanwhile, in the Tennessee Fund, we similarly invested across a variety of sectors — including health care, electric utilities, housing, higher education, water/sewer and transportation. Again, most of these purchases were on the longer end of the yield curve.

Also worth noting is that the Build America Bond program, which we described earlier, curtailed the available supply of longer-dated municipal bonds. Our main focus in this environment was on keeping the North Carolina and Tennessee Funds fully invested in good securities. This was particularly challenging in the North Carolina Fund given the lack of attractive purchase opportunities. As a result, we looked outside the state to invest in several highly liquid bonds that we believed offered good value and could be sold quickly once suitable in-state opportunities became available.

Nuveen Louisiana Municipal Bond Fund

The Louisiana Fund outperformed the national municipal market by a substantial amount during the past year. By far, the Fund was helped the most by its credit-quality allocation. As investors became increasingly comfortable with credit risk, lower-rated bonds were the best-performing securities overall. Compared with the national municipal market, the Fund had much more exposure to BBB-rated and non-rated bonds, which had a substantial positive impact on our performance. Additionally, the Fund was significantly underrepresented in bonds with the highest credit ratings of AAA and AA. Both

Nuveen Investments	7

categories generated positive returns but still lagged the overall market. As a result, owning fewer of these bonds helped the Fund’s relative performance.

Another positive factor was the Fund’s sector allocation. Most notably, we were amply invested in the health care sector, which did very well overall and lifted our performance. We also had significant exposure to the “other revenue” bond sector — consisting largely of redevelopment district bonds — and to single-family housing bonds. In addition, we had slight overweightings in corporate-backed industrial development revenue bonds and pollution-control bonds. All of these sectors did relatively well and helped results. On the negative side, we were underrepresented in strong-performing transportation bonds.

Our duration positioning was positive overall, although it contributed to a lesser extent than credit-quality and sector allocation factors did. We had a small exposure to the very shortest bonds in the municipal market, which lagged their longer counterparts and therefore added to our relative performance. Tempering those favorable results, however, was the Fund’s modest underweighting in the longest bonds compared to the national market, as these bonds benefited disproportionately from falling rates.

Despite low levels of municipal bond issuance, we were able to keep the Fund fully invested throughout the reporting period. Our Louisiana bond purchases included some A-rated hospital and airport bonds that we felt offered good total return potential. With in-state opportunities limited during the past year, we widened our investment focus to include out-of-state bonds when we believed those investments would be in our shareholders’ best interests. In addition to buying a Puerto Rico bond (generally tax-exempt for taxpayers in all 50 states), we owned highly liquid bonds issued by other states, which we felt could be sold quickly once suitable Louisiana bonds became available.

With the steep yield curve — meaning that short-term bond yields were much lower than those on longer-dated bonds — and limited supply of long-dated securities, we felt that it made very little sense to actively sell existing portfolio holdings, as in most cases we would have to replace them with shorter-dated bonds providing lower prevailing yields. Because we felt the securities we already owned offered better long-term prospects, portfolio turnover tended to be low. When we needed cash to buy new bonds, we generally used the proceeds of bond calls and maturities, as well as new investment inflows. However, there were two noteworthy exceptions. First, we pared a large position in a municipal bond issue for a variety of pooled projects that had grown to occupy more of the portfolio than we felt was prudent. Second, we sold out-of-state bond holdings whenever we found good opportunities to replace them with Louisiana-issued debt.

Dividend Information

The Class B Shares of the Georgia, Louisiana and Tennessee Funds saw one dividend reduction each during the past year — in May 2010, November 2009 and February 2010, respectively. The Class I Shares of the Louisiana and North Carolina Fund saw an increase in its monthly dividend in August 2009 and November 2009, respectively. There were no other dividend changes during the past year.

Effective April 1, 2010, each Fund began declaring dividends from its tax-exempt net investment income daily. Each Fund will continue to pay such dividends monthly, and Fund shares will begin to accrue dividends on the business day after the day when the

8	Nuveen Investments

monies used to purchase Fund shares are collected by the Funds’ transfer agent. See Notes to Financial Statements, Footnote 1 — Dividends and Distributions to Shareholders for more information.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2010, all four Funds had positive UNII balances for both tax and financial reporting purposes.

Nuveen Investments	9

Nuveen Georgia Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Louisiana Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective indexes. Returns would be different for the other share classes. The Standard & Poor’s (S&P) Georgia Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. The Standard & Poor’s (S&P) Louisiana Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Louisiana municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

10	Nuveen Investments

Nuveen North Carolina Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Tennessee Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with their respective indexes. Returns would be different for the other share classes. The Standard & Poor’s (S&P) North Carolina Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. The Standard & Poor’s (S&P) Tennessee Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Tennessee municipal bond market. The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	11

Fund Spotlight as of 5/31/10 Nuveen Georgia Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FGATX	NMUBX	FGACX	FGARX
NAV	$10.66	$10.69	$10.63	$10.63
Latest Dividend[1]	$0.0365	$0.0300	$0.0320	$0.0385
Inception Date	3/27/86	2/18/97	1/04/94	2/14/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	8.21%	3.67%
5-Year	3.05%	2.16%
10-Year	5.17%	4.72%

B Shares	w/o CDSC	w/CDSC
1-Year	7.45%	3.45%
5-Year	2.30%	2.13%
10-Year	4.58%	4.58%

C Shares	NAV
1-Year	7.68%
5-Year	2.50%
10-Year	4.60%

I Shares	NAV
1-Year	8.48%
5-Year	3.27%
10-Year	5.39%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.11%	3.94%
30-Day Yield[2]	3.39%	—
SEC 30-Day Yield[2,3]	—	3.24%
Taxable-Equivalent Yield[3,4]	5.01%	4.79%

B Shares	NAV
Dividend Yield[2]	3.37%
30-Day Yield[2]	2.64%
Taxable-Equivalent Yield[4]	3.90%

C Shares	NAV
Dividend Yield[2]	3.61%
30-Day Yield[2]	2.84%
Taxable-Equivalent Yield[4]	4.19%

I Shares	NAV
Dividend Yield[2]	4.35%
SEC 30-Day Yield[2]	3.59%
Taxable-Equivalent Yield[4]	5.30%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	9.27%	4.73%
5-Year	2.97%	2.09%
10-Year	4.91%	4.46%

B Shares	w/o CDSC	w/CDSC
1-Year	8.38%	4.38%
5-Year	2.22%	2.05%
10-Year	4.32%	4.32%

C Shares	NAV
1-Year	8.63%
5-Year	2.40%
10-Year	4.35%

I Shares	NAV
1-Year	9.54%
5-Year	3.19%
10-Year	5.13%

Portfolio Statistics
Net Assets ($000)	$191,903
Average Effective Maturity on Securities (Years)	16.53
Average Duration	5.87

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.83%
Class B	1.58%
Class C	1.38%
Class I	0.63%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 32.3%.

12	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Georgia Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]

Tax Obligation/General	20.1%
Health Care	16.6%
Water and Sewer	16.6%
Tax Obligation/Limited	11.9%
U.S. Guaranteed	10.2%
Education and Civic Organizations	7.9%
Utilities	6.1%
Other	10.6%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,035.40	$1,030.80	$1,031.90	$1,035.70	$1,020.79	$1,017.05	$1,018.05	$1,021.79
Expenses Incurred During Period	$4.21	$8.00	$6.99	$3.20	$4.18	$7.95	$6.94	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	13

Fund Spotlight as of 5/31/10Nuveen Louisiana Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FTLAX	FTLBX	FTLCX	FTLRX
NAV	$10.58	$10.57	$10.54	$10.61
Latest Dividend[1]	$0.0390	$0.0325	$0.0345	$0.0410
Inception Date	9/12/89	2/06/97	2/02/94	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	11.14%	6.43%
5-Year	3.02%	2.14%
10-Year	5.08%	4.63%

B Shares	w/o CDSC	w/CDSC
1-Year	10.34%	6.34%
5-Year	2.26%	2.09%
10-Year	4.46%	4.46%

C Shares	NAV
1-Year	10.49%
5-Year	2.46%
10-Year	4.50%

I Shares	NAV
1-Year	11.35%
5-Year	3.18%
10-Year	5.31%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.42%	4.24%
30-Day Yield[2]	4.00%	—
SEC 30-Day Yield[2,3]	—	3.84%
Taxable-Equivalent Yield[3,4]	5.81%	5.58%

B Shares	NAV
Dividend Yield[2]	3.69%
30-Day Yield[2]	3.26%
Taxable-Equivalent Yield[4]	4.74%

C Shares	NAV
Dividend Yield[2]	3.93%
30-Day Yield[2]	3.46%
Taxable-Equivalent Yield[4]	5.03%

I Shares	NAV
Dividend Yield[2]	4.64%
SEC 30-Day Yield[2]	4.23%
Taxable-Equivalent Yield[4]	6.15%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	11.47%	6.83%
5-Year	2.90%	2.01%
10-Year	4.80%	4.35%

B Shares	w/o CDSC	w/CDSC
1-Year	10.56%	6.56%
5-Year	2.13%	1.96%
10-Year	4.18%	4.18%

C Shares	NAV
1-Year	10.83%
5-Year	2.34%
10-Year	4.22%

I Shares	NAV
1-Year	11.69%
5-Year	3.05%
10-Year	5.04%

Portfolio Statistics
Net Assets ($000)	$95,922
Average Effective Maturity on Securities (Years)	18.75
Average Duration	6.19

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.87%
Class B	1.61%
Class C	1.42%
Class I	0.70%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 31.2%.

14	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Louisiana Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	24.4%
Health Care	21.3%
Tax Obligation/General	9.0%
Utilities	8.4%
Education and Civic Organizations	8.3%
Housing/Single Family	7.0%
Consumer Staples	5.2%
Materials	5.0%
Other	11.4%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,044.30	$1,040.40	$1,040.70	$1,045.30	$1,020.64	$1,016.90	$1,017.90	$1,021.64
Expenses Incurred During Period	$4.38	$8.19	$7.17	$3.37	$4.33	$8.10	$7.09	$3.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and .66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	15

Fund Spotlight as of 5/31/10 Nuveen North Carolina Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FLNCX	FBNCX	FCNCX	FCNRX
NAV	$10.53	$10.55	$10.53	$10.57
Latest Dividend[1]	$0.0335	$0.0275	$0.0290	$0.0355
Inception Date	3/27/86	2/25/97	10/04/93	2/05/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	9.26%	4.66%
5-Year	3.83%	2.95%
10-Year	5.51%	5.06%

B Shares	w/o CDSC	w/CDSC
1-Year	8.48%	4.48%
5-Year	3.07%	2.90%
10-Year	4.88%	4.88%

C Shares	NAV
1-Year	8.58%
5-Year	3.27%
10-Year	4.93%

I Shares	NAV
1-Year	9.56%
5-Year	4.05%
10-Year	5.72%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	3.82%	3.66%
30-Day Yield[2]	3.31%	—
SEC 30-Day Yield[2,3]	—	3.17%
Taxable-Equivalent Yield[3,4]	4.99%	4.78%

B Shares	NAV
Dividend Yield[2]	3.13%
30-Day Yield[2]	2.56%
Taxable-Equivalent Yield[4]	3.86%

C Shares	NAV
Dividend Yield[2]	3.30%
30-Day Yield[2]	2.77%
Taxable-Equivalent Yield[4]	4.18%

I Shares	NAV
Dividend Yield[2]	4.03%
SEC 30-Day Yield[2]	3.51%
Taxable-Equivalent Yield[4]	5.29%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	9.82%	5.25%
5-Year	3.69%	2.81%
10-Year	5.21%	4.75%

B Shares	w/o CDSC	w/CDSC
1-Year	9.04%	5.04%
5-Year	2.91%	2.74%
10-Year	4.57%	4.57%

C Shares	NAV
1-Year	9.25%
5-Year	3.11%
10-Year	4.64%

I Shares	NAV
1-Year	10.02%
5-Year	3.89%
10-Year	5.42%

Portfolio Statistics
Net Assets ($000)	$441,222
Average Effective Maturity on Securities (Years)	17.75
Average Duration	6.28

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.81%
Class B	1.56%
Class C	1.36%
Class I	0.61%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 33.7%.

16	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen North Carolina Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	26.6%
Water and Sewer	17.1%
Transportation	12.3%
Health Care	11.6%
Education and Civic Organizations	8.8%
Utilities	7.9%
Tax Obligation/General	6.7%
Other	9.0%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,040.20	$1,036.50	$1,037.50	$1,042.20	$1,020.94	$1,017.20	$1,018.20	$1,021.94
Expenses Incurred During Period	$4.07	$7.87	$6.86	$3.05	$4.03	$7.80	$6.79	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	17

Fund Spotlight as of 5/31/10 Nuveen Tennessee Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FTNTX	FMTBX	FTNCX	FTNRX
NAV	$11.40	$11.40	$11.39	$11.39
Latest Dividend[1]	$0.0375	$0.0305	$0.0325	$0.0395
Inception Date	11/02/87	2/25/97	10/04/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/10

A Shares	NAV	Offer
1-Year	8.77%	4.19%
5-Year	4.20%	3.31%
10-Year	5.70%	5.25%

B Shares	w/o CDSC	w/CDSC
1-Year	8.00%	4.00%
5-Year	3.40%	3.23%
10-Year	5.07%	5.07%

C Shares	NAV
1-Year	8.20%
5-Year	3.63%
10-Year	5.12%

I Shares	NAV
1-Year	9.02%
5-Year	4.32%
10-Year	5.91%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	3.95%	3.78%
30-Day Yield[2]	2.97%	—
SEC 30-Day Yield[2,3]	—	2.85%
Taxable-Equivalent Yield[3,4]	4.39%	4.21%

B Shares	NAV
Dividend Yield[2]	3.21%
30-Day Yield[2]	2.23%
Taxable-Equivalent Yield[4]	3.29%

C Shares	NAV
Dividend Yield[2]	3.42%
30-Day Yield[2]	2.45%
Taxable-Equivalent Yield[4]	3.62%

I Shares	NAV
Dividend Yield[2]	4.16%
SEC 30-Day Yield[2]	3.18%
Taxable-Equivalent Yield[4]	4.70%

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	9.87%	5.28%
5-Year	4.11%	3.22%
10-Year	5.47%	5.02%

B Shares	w/o CDSC	w/CDSC
1-Year	8.99%	4.99%
5-Year	3.31%	3.14%
10-Year	4.85%	4.85%

C Shares	NAV
1-Year	9.30%
5-Year	3.54%
10-Year	4.90%

I Shares	NAV
1-Year	10.12%
5-Year	4.23%
10-Year	5.68%

Portfolio Statistics
Net Assets ($000)	$387,087
Average Effective Maturity on Securities (Years)	15.57
Average Duration	5.07

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.83%
Class B	1.57%
Class C	1.38%
Class I	0.63%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid June 1, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended May 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 32.3%.

18	Nuveen Investments

Fund Spotlight as of 5/31/10 Nuveen Tennessee Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Utilities	18.8%
Health Care	17.3%
U.S. Guaranteed	16.3%
Tax Obligation/General	15.7%
Water and Sewer	14.4%
Housing/Multifamily	4.5%
Education and Civic Organizations	4.5%
Other	8.5%

1	As a percentage of total investments as of May 31, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/10)	$1,040.10	$1,035.50	$1,036.50	$1,041.30	$1,020.89	$1,017.15	$1,018.15	$1,021.89
Expenses Incurred During Period	$4.12	$7.92	$6.91	$3.10	$4.08	$7.85	$6.84	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	19

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust III:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Tennessee Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, and Nuveen North Carolina Municipal Bond Fund (each a series of the Nuveen Multistate Trust III, hereafter referred to as the “Funds”) at May 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2010

20	Nuveen Investments

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 7.9%

$1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,065,930

3,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	A1	3,037,380

1,700	Bulloch County Development Authority, Georgia, Student Housing and Athletic Facility Lease Revenue Bonds, Georgia Southern University, Series 2004, 5.250%, 8/01/23 – SYNCORA GTY Insured	8/14 at 100.00	A1	1,778,727

1,040	Carrollton Payroll Development Authority, Georgia, Revenue Anticipation Certificates, University of West Georgia, Campus Center Project, Series 2004, 5.250%, 8/01/23 – NPFG Insured	8/14 at 100.00	A1	1,085,729

3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2001, 5.125%, 10/01/32 – AMBAC Insured	4/12 at 100.00	N/R	2,978,100

1,835	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/17 – NPFG Insured	5/14 at 100.00	Aa3	2,038,777

3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA	3,162,630
14,575	Total Education and Civic Organizations			15,147,273
	Energy – 0.5%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	1,009,510
	Health Care – 16.6%

3,150	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	6/10 at 101.00	BB+	2,644,047

2,200	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – NPFG Insured	1/17 at 100.00	Aa1	2,240,700

1,415	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center Project, Series 1999, 5.250%, 1/01/29 – MBIA Insured	7/10 at 100.50	Aa1	1,421,721

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
1,885	5.000%, 12/01/16	12/14 at 100.00	BBB–	1,930,410
700	5.000%, 12/01/26	12/14 at 100.00	BBB–	648,165

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – NPFG Insured	7/13 at 101.00	Aa2	1,190,789

3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	A+	2,934,120

1,625	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/21 – NPFG Insured	7/14 at 101.00	Aa1	1,693,900

	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007:
2,500	5.250%, 10/01/35	10/17 at 100.00	A2	2,489,400
2,000	5.250%, 10/01/42	10/17 at 100.00	A2	1,969,240

2,025	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA	2,041,180

2,240	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	N/R	2,181,245

	Royston Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Healthcare System Inc., Series 1999:
250	6.700%, 7/01/16	7/11 at 100.00	N/R	250,358
2,250	6.500%, 7/01/27	7/10 at 101.00	N/R	2,077,695

Nuveen Investments	21

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$4,000	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	Baa1	$3,973,640

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	2,192,378
32,635	Total Health Care			31,878,988
	Housing/Multifamily – 2.4%

3,615	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	3,266,622

1,400	DeKalb County Housing Authority, Georgia, Multifamily Housing Revenue Bonds, Green of Stonecrest Apartments, Series 2001A-1, 5.550%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,269,772
5,015	Total Housing/Multifamily			4,536,394
	Housing/Single Family – 0.7%

1,325	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,339,893
	Industrials – 1.3%

2,500	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	2,485,425
	Materials – 1.6%

2,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/12 at 101.00	BBB	2,011,060

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	1,065,760
3,000	Total Materials			3,076,820
	Tax Obligation/General – 20.1%

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,488,930

3,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AAA	3,745,910

4,760	Douglas County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	AAA	5,222,720

5,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	4,068,450

3,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2005, 5.000%, 2/01/25 – NPFG Insured	2/15 at 100.00	AA+	3,202,380

500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	557,370

280	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	313,902

1,500	Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	1,749,600

5,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	5,428,695

1,690	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, Trust 2868, 13.608% 2/01/36 (IF)	2/18 at 100.00	AAA	2,012,435

5,270	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	5,429,206

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
710	4.750%, 2/01/29	2/17 at 100.00	AA+	730,817
2,425	5.000%, 2/01/33	2/17 at 100.00	AA+	2,522,437

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$2,200	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R		$2,116,092
37,435	Total Tax Obligation/General				38,588,944
	Tax Obligation/Limited – 11.9%

3,235	Atlanta, Georgia, Downtown Development Authority, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – NPFG Insured	6/16 at 100.00	Aa2		3,312,478

	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
200	5.250%, 12/01/22	No Opt. Call	AAA		213,164
1,420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AAA		1,482,466

2,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	No Opt. Call	N/R		2,551,450

1,060	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–		1,141,631

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
400	5.400%, 1/01/20	7/15 at 100.00	A–		411,836
1,575	5.600%, 1/01/30	7/15 at 100.00	A–		1,581,127

100	Burke County Development Authority, Georgia, Industrial Development Revenue Bonds, Georgia Safe Corporation Project, Series 1991, 7.500%, 2/01/11 (Alternative Minimum Tax)	8/10 at 100.00	N/R		99,999

960	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA		1,050,230

110	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+		129,795

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
210	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	A		231,878
70	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	A		75,821

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia State University – TUFF/Atlanta Housing LLC, Series 2001A, 5.250%, 9/01/32 – AMBAC Insured	9/11 at 102.00	N/R		5,017,400

1,605	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, City of Macon Projects, Series 2002A, 5.000%, 8/01/17	8/12 at 101.00	A1		1,685,411

2,765	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA		3,206,239

500	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2		600,470
21,710	Total Tax Obligation/Limited				22,791,395
	Transportation – 4.1%

7,835	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – AGM Insured	1/15 at 100.00	AAA		7,943,670
	U.S. Guaranteed – 10.2% (4)

3,750	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/22 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	N/R	(4)	4,163,325

1,355	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)	6/11 at 102.00	Aa2	(4)	1,447,357

2,110	Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000, 5.750%, 10/01/20 (Pre-refunded 10/01/10)	10/10 at 101.00	A–	(4)	2,169,523

3,085	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)	5/11 at 100.00	N/R	(4)	3,229,625

5,000	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded 2/14/12) – MBIA Insured	2/12 at 102.00	Aaa		5,496,549

Nuveen Investments	23

Portfolio of Investments

Nuveen Georgia Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,000	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – MBIA Insured (ETM)	No Opt. Call	A	(4)	$1,188,430

1,675	Summerville, Georgia, Combined Public Utility System Revenue Refunding and Improvement Bonds, Series 2002, 5.750%, 1/01/22 (Pre-refunded 1/01/12)	1/12 at 101.00	Baa1	(4)	1,824,511
17,975	Total U.S. Guaranteed				19,519,320
	Utilities – 6.1%

465	Camden County Solid Waste Management Authority, Georgia, Revenue Bonds, Series 2002, 5.000%, 3/01/21 – NPFG Insured	3/12 at 100.00	Baa1		468,441

3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – NPFG Insured	1/17 at 100.00	A		3,138,600

1,500	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.375%, 1/01/16	1/15 at 100.00	A+		1,749,780

565	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/12 – AGM Insured	1/11 at 100.00	AAA		589,261

1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation - Scherer Plant, Series 1992A, 6.800%, 1/01/12	No Opt. Call	A		1,076,080

1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	1/15 at 35.98	A		337,776

1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A		1,308,229

3,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – NPFG Insured	1/13 at 100.00	A		3,122,730
11,880	Total Utilities				11,790,897
	Water and Sewer – 16.6%

5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A1		5,589,099

250	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.000%, 10/01/27 – AGM Insured	10/12 at 100.00	AAA		256,085

	Brunswick, Georgia, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 1992:
215	6.000%, 10/01/11 – NPFG Insured	No Opt. Call	A		222,624
400	6.100%, 10/01/19 – NPFG Insured	No Opt. Call	A		465,628

800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AAA		838,768

1,000	Columbia County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 6/01/22 – AGM Insured	6/14 at 100.00	AAA		1,077,980

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	Aa3		1,042,970

145	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26	6/11 at 102.00	Aa2		152,251

	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
1,100	5.000%, 6/01/32	6/18 at 100.00	Aa2		1,155,506
3,760	5.000%, 6/01/37	6/18 at 100.00	Aa2		3,916,040

1,000	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	AAA		1,051,180

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Series 2003A, 5.000%, 10/01/23	10/13 at 100.00	AA+		2,670,725

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – NPFG Insured	12/15 at 100.00	Aa2		1,051,270

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2		1,844,598

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	AAA	$2,341,925

970	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 – FGIC Insured	1/14 at 100.00	Aa2	1,022,031

5,000	Macon Water Authority, Georgia, Water and Sewer Revenue Bonds, Series 2001B, 5.375%, 10/01/18	10/11 at 101.00	Aa1	5,324,249

1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – AGM Insured	No Opt. Call	AAA	1,159,960

100	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.625%, 1/01/33	1/19 at 100.00	Aa2	110,412

465	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	481,749
29,740	Total Water and Sewer			31,775,050
$186,625	Total Investments (cost $187,429,197) – 100.0%			191,883,579
	Floating Rate Obligations – (1.8)%			(3,380,000)
	Other Assets Less Liabilities – 1.8%			3,399,273
	Net Assets – 100%			$191,902,852

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.1%

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$2,945	5.500%, 5/15/30	5/11 at 101.00	BBB	$2,948,711
2,000	5.875%, 5/15/39	5/11 at 101.00	BBB	1,963,100
4,945	Total Consumer Staples			4,911,811
	Education and Civic Organizations – 8.2%

1,500	Calcasieu Parish Public Trust Authority, Louisiana, Student Housing Lease Revenue Bonds, McNeese State University, Series 2001, 5.250%, 5/01/33 – NPFG Insured	5/11 at 101.00	A	1,490,055

2,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2002, 5.000%, 10/01/22 – NPFG Insured	10/12 at 102.00	A	2,083,700

1,675	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing Facilities Inc., Series 2004A, 5.000%, 8/01/27 – NPFG Insured	8/14 at 100.00	A3	1,637,128

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	BBB–	2,683,740
8,175	Total Education and Civic Organizations			7,894,623
	Health Care – 21.0%

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Series 2010A, 5.875%, 10/01/40	10/20 at 100.00	A3	1,484,145

3,400	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA–	3,688,252

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured	No Opt. Call	AAA	2,027,358

	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A:
1,000	6.375%, 7/01/30	7/14 at 100.00	A+	1,046,490
2,000	5.250%, 8/15/32	8/15 at 100.00	A+	2,004,360

2,300	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.625%, 8/15/29	8/10 at 100.00	Ba1	1,777,440

2,550	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A	2,612,985

5,050	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	4,541,364

1,000	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Series 1998, 5.375%, 4/01/28 – AMBAC Insured	10/10 at 100.00	A	999,900
20,600	Total Health Care			20,182,294
	Housing/Multifamily – 1.1%

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/12 at 105.00	Aaa	1,072,810
	Housing/Single Family – 6.9%

800	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aaa	824,776

830	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 2001A, 6.050%, 4/01/32 (Alternative Minimum Tax)	4/11 at 105.00	Aaa	865,084

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$295	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/10 at 100.50	Aaa	$306,682

1,560	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aaa	1,666,392

635	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006C, 5.000%, 6/01/33	6/16 at 103.00	Aaa	657,523

1,265	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Program Series 2009A, 5.250%, 12/01/40	6/19 at 100.00	Aaa	1,304,367

45	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-1, 5.500%, 12/01/22	6/10 at 100.00	Aaa	45,448

30	Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1997B-2, 5.600%, 6/01/17 (Alternative Minimum Tax)	6/10 at 100.00	Aaa	30,942

145	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)	6/10 at 100.00	Aaa	146,425

100	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)	6/10 at 100.00	Aaa	103,790

195	New Orleans Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative Minimum Tax)	6/10 at 100.50	Aaa	194,815

325	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.450%, 12/01/30 (Alternative Minimum Tax)	6/10 at 100.00	Aaa	325,140

165	Rapides Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1998B, 5.350%, 6/01/26	6/10 at 100.00	Aaa	165,116
6,390	Total Housing/Single Family			6,636,500
	Long-Term Care – 3.2%

3,000	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.950%, 9/01/36	9/10 at 100.00	AA+	3,058,230
	Materials – 4.9%

1,000	Calcasieu Parish Inc., Louisiana, Industrial Development Board Revenue Bonds, Oil Corporation Projcect, Series 2002, 6.625%, 2/01/16	4/14 at 100.00	Ba1	1,002,430

1,250	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 1998A, 5.600%, 11/01/22 (Alternative Minimum Tax)	11/10 at 100.00	BBB	1,246,625

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB	1,034,670

1,500	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	1,437,195
4,750	Total Materials			4,720,920
	Tax Obligation/General – 8.9%

2,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AAA	2,231,660

3,170	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/25 – NPFG Insured	12/15 at 100.00	A	3,241,388

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,062,160

2,000	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 1991, 0.000%, 9/01/10 – AMBAC Insured	No Opt. Call	A3	1,979,780
8,170	Total Tax Obligation/General			8,514,988

Nuveen Investments	27

Portfolio of Investments

Nuveen Louisiana Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 24.1%

$335	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Series 1996C, 5.600%, 7/15/25 – MBIA Insured	7/10 at 100.00	A	$313,242

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Revenue Bonds, Senior Subordinate Series 2004:
2,525	5.000%, 7/15/15 – AMBAC Insured	7/14 at 101.00	BBB	2,663,294
2,000	5.000%, 7/15/21 – AMBAC Insured	7/14 at 101.00	BBB	1,991,440

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Ascension Parish Library Project, Series 2005, 5.250%, 4/01/35 – AMBAC Insured	4/15 at 100.00	A	1,012,280

1,570	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	1,617,022

1,135	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Jefferson Parish Project, Refunding Series 2009A, 5.375%, 4/01/31	4/19 at 100.00	Aa2	1,205,869

1,000	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 2003, 5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	Aa3	1,037,620

1,500	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AGM Insured	5/16 at 100.00	AAA	1,568,325

10,945	Orleans Parish School Board, Louisiana, Public School Refunding Bonds, Series 1991, 0.000%, 2/01/15 – FGIC Insured	No Opt. Call	N/R	8,248,042

1,875	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,962,188

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/10 at 101.00	BBB+	1,525,965
25,385	Total Tax Obligation/Limited			23,145,287
	Transportation – 3.7%

3,500	New Orleans Aviation Board, Louisiana, Gulf Opportunity Zone Revenue Bonds, Passenger Facility Charge Projects, Series 2010A, 5.250%, 1/01/41	1/20 at 100.00	A–	3,510,290
	Utilities – 8.3%

1,500	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	9/10 at 101.00	BBB	1,507,320

4,000	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/20 – NPFG Insured	11/14 at 100.00	A1	4,377,880

2,000	Saint Tammany Parish, Louisiana, Utilities Revenue Bonds, Series 2010B, 5.000%, 8/01/40	8/20 at 100.00	A+	2,022,140
7,500	Total Utilities			7,907,340
	Water and Sewer – 3.3%

1,500	East Baton Rouge Sewage Commission, Louisiana, Revenue Bonds, Series 2009A, 5.250%, 2/01/34	2/19 at 100.00	Aa2	1,595,475

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Denham Springs Sewer District 1 Project, Series 2009, 5.000%, 12/01/39 – AGC Insured	12/19 at 100.00	AAA	1,543,455
3,000	Total Water and Sewer			3,138,930
$96,415	Total Investments (cost $93,856,939) – 98.7%			94,694,023
	Other Assets Less Liabilities – 1.3%			1,227,741
	Net Assets – 100%			$95,921,764

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

N/R	Not rated.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.7%

$3,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$2,621,280

425	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	475,222
3,425	Total Consumer Staples			3,096,502
	Education and Civic Organizations – 8.9%

1,550	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	No Opt. Call	Aa3	1,775,541

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.000%, 6/01/31	6/18 at 100.00	BBB	1,037,270

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,183,720

5,000	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Series 2006A, 5.000%, 10/01/39	10/16 at 100.00	AA+	5,219,000

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A:
1,000	5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,006,080
1,500	5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,414,170

1,035	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	N/R	1,077,218

1,085	University of North Carolina System, Pooled Revenue Bonds, Series 2004C, 5.000%, 4/01/29 – AMBAC Insured	4/14 at 100.00	Aa3	1,124,396

5,000	University of North Carolina System, Pooled Revenue Bonds, Series 2006A, 5.000%, 10/01/33 – NPFG Insured	10/16 at 100.00	A+	5,119,700

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
245	5.375%, 4/01/16 – AMBAC Insured	10/12 at 100.00	A	264,607
140	5.375%, 4/01/20 – AMBAC Insured	10/12 at 100.00	A	150,769
50	5.000%, 4/01/27 – AMBAC Insured	10/12 at 100.00	A	50,791

405	University of North Carolina, Asheville, General Revenue Refunding Bonds, Series 2002A, 5.000%, 6/01/15 – AMBAC Insured	6/12 at 100.00	A1	426,765

445	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20	6/11 at 100.00	Aaa	454,256

1,710	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2002B, 5.000%, 12/01/11	No Opt. Call	Aaa	1,826,075

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aaa	3,586,080
4,265	0.000%, 8/01/18	No Opt. Call	Aaa	3,306,015
2,750	0.000%, 8/01/20	No Opt. Call	Aaa	1,938,008

785	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	832,516

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – AGM Insured	4/17 at 100.00	AAA	4,245,760

1,300	University of North Carolina, Greensboro, General Revenue Bonds, Series 2009A, 5.000%, 4/01/34 – AGC Insured	4/19 at 100.00	AAA	1,379,534
40,265	Total Education and Civic Organizations			39,418,271
	Energy – 0.3%

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	1,517,925
	Health Care – 11.7%

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
3,005	5.250%, 10/01/27	10/17 at 100.00	N/R	2,757,809
2,225	5.250%, 10/01/38	10/17 at 100.00	N/R	1,736,412

Nuveen Investments	29

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$7,550	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	$7,611,455

1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System, Health Care Refunding Revenue Bonds, Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	1,035,720

3,250	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AAA	3,357,283

2,445	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AAA	2,535,783

5,650	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Morehead Memorial Hospital Project, Series 2005, 5.000%, 11/01/30 – AGM Insured	5/15 at 100.00	AAA	5,780,854

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
625	5.500%, 10/01/19 – RAAI Insured	10/10 at 100.00	BBB	626,081
1,385	5.500%, 10/01/29 – RAAI Insured	10/10 at 100.00	BBB	1,357,439

1,055	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Union Regional Medical Center, Series 2002A, 5.250%, 1/01/14	1/12 at 100.00	A+	1,095,101

690	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/21	5/17 at 100.00	A+	690,662

4,150	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39	11/16 at 100.00	A+	4,209,013

3,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 1999, 6.250%, 6/01/29	6/10 at 101.00	A	3,530,170

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20	11/17 at 100.00	A–	3,664,560

500	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	501,195

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – NPFG Insured	2/17 at 100.00	A	7,127,153

750	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	764,805

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,160	5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	A	1,173,108
2,000	5.000%, 10/01/34 – NPFG Insured	10/16 at 100.00	A	2,002,020
51,560	Total Health Care			51,556,623
	Housing/Single Family – 3.2%

995	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/10 at 100.00	AA	995,299

685	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 3A, 5.200%, 7/01/26 (Alternative Minimum Tax)	7/10 at 100.00	AA	685,206

1,815	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 4A, 5.300%, 7/01/26 (Alternative Minimum Tax)	7/10 at 100.00	AA	1,797,667

2,845	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30 (Alternative Minimum Tax)	7/10 at 100.00	AA	2,846,451

990	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29 (Alternative Minimum Tax)	7/10 at 100.00	AA	991,000

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$2,250	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	$2,199,218

1,435	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	1,409,586

555	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1995DD, 6.200%, 9/01/27 (Alternative Minimum Tax)	9/10 at 100.00	AA	559,745

1,150	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1996LL, 6.200%, 3/01/26 (Alternative Minimum Tax)	9/10 at 100.00	AA	1,186,490

725	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1997RR, 5.850%, 9/01/28 (Alternative Minimum Tax)	9/10 at 100.00	AA	725,529

545	North Carolina Housing Finance Agency, Single Family Revenue Bonds, Series 1998VV, 5.250%, 3/01/17 (Alternative Minimum Tax)	9/10 at 100.00	AA	529,304
13,990	Total Housing/Single Family			13,925,495
	Long-Term Care – 0.5%

1,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	N/R	986,960

1,000	North Carolina Medical Care Commission, Revenue Bonds, Givens Estates, Series 2007, 5.000%, 7/01/33	7/17 at 102.00	N/R	870,210

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	N/R	559,806
2,600	Total Long-Term Care			2,416,976
	Materials – 0.7%

1,350	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	1,169,546

1,900	Haywood County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Solid Waste Disposal Revenue Bonds, Champion International Corporation, Series 1999, 6.400%, 11/01/24	11/11 at 100.00	Baa3	1,915,276
3,250	Total Materials			3,084,822
	Tax Obligation/General – 6.8%

2,340	Charlotte, North Carolina, General Obligation Bonds, Series 2002A, 5.000%, 7/01/24	7/12 at 100.00	AAA	2,424,731

1,875	Cumberland County, North Carolina, General Obligation School Bonds, Series 2002, 5.000%, 2/01/21	2/12 at 101.00	AA+	2,008,275

1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,624,140

1,090	Johnston County, North Carolina, General Obligation Bonds, Series 2005, 5.250%, 2/01/17 – FGIC Insured	2/15 at 100.00	AA+	1,270,101

	Johnston County, North Carolina, General Obligation Bonds, Series 2007:
3,510	5.000%, 2/01/23 – FGIC Insured	2/17 at 100.00	AA+	4,096,275
2,315	5.000%, 2/01/24 – FGIC Insured	2/17 at 100.00	AA+	2,701,674

	North Carolina, General Obligation Bonds, Series 2004A:
2,000	5.000%, 3/01/16	3/14 at 100.00	AAA	2,258,500
2,000	5.000%, 3/01/22	3/14 at 100.00	AAA	2,202,400

1,760	North Carolina, General Obligation Bonds, Series 2005A, 5.000%, 3/01/19	3/15 at 100.00	AAA	2,004,904

	Ramseur, North Carolina, General Obligation Water Refunding Bonds, Series 1997:
120	5.750%, 6/01/18	6/10 at 102.00	N/R	122,622
125	5.750%, 6/01/19	6/10 at 102.00	N/R	127,706
125	5.750%, 6/01/20	6/10 at 102.00	N/R	127,691
130	5.750%, 6/01/21	6/10 at 102.00	N/R	132,783
105	5.750%, 6/01/22	6/10 at 102.00	N/R	107,243

Nuveen Investments	31

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Wake County, North Carolina, Limited Obligation Bonds, Series 2010:
$6,000	5.000%, 1/01/33	1/20 at 100.00	AA+	$6,431,880
2,115	5.000%, 1/01/37	1/20 at 100.00	AA+	2,243,084
27,110	Total Tax Obligation/General			29,884,009
	Tax Obligation/Limited – 26.9%

1,000	Buncombe County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	AA	1,063,710

4,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 7.250%, 8/01/34	8/18 at 100.00	N/R	3,702,640

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 – AMBAC Insured	4/16 at 100.00	A1	1,557,847

	Cabarrus County, North Carolina, Certificates of Participation, Series 2002:
1,330	5.250%, 2/01/19	2/13 at 100.00	AA	1,438,994
3,990	5.000%, 2/01/22	2/13 at 100.00	AA	4,165,161

3,870	Catawba County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa2	4,028,012

1,400	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	1,472,086

5,000	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2005E, 5.000%, 6/01/35	6/15 at 100.00	AA+	5,142,550

2,500	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Series 2003A, 5.000%, 6/01/33	6/13 at 100.00	AA+	2,565,550

1,750	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002, 5.000%, 6/01/25	6/12 at 101.00	AAA	1,877,033

1,260	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2004, 5.000%, 6/01/34	6/14 at 100.00	AAA	1,308,838

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – NPFG Insured	6/17 at 100.00	AA–	1,212,498

2,255	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 6/01/16 – AMBAC Insured	12/12 at 100.00	AA–	2,471,660

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
1,990	5.250%, 2/01/17 – NPFG Insured	2/15 at 100.00	AA	2,201,059
910	5.250%, 2/01/19 – NPFG Insured	2/15 at 100.00	AA	989,580

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – AGM Insured	12/17 at 100.00	AAA	2,991,378
1,520	5.000%, 12/01/24 – AGM Insured	12/17 at 100.00	AAA	1,633,240

2,000	Hartnett County, North Carolina, Certificates of Participation, Series 2002, 5.125%, 12/01/23 – AGM Insured	12/12 at 101.00	AAA	2,124,920

1,225	Iredell County, North Carolina, Certificates of Participation, Iredell County School Project, Series 2006, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	AA–	1,306,009

1,820	Iredell County, North Carolina, Certificates of Participation, Public Facilities Project, Series 2003, 5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	Aa3	1,998,888

	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/19 – AGM Insured	4/14 at 100.00	AAA	1,846,215
1,715	5.250%, 4/01/21 – AGM Insured	4/14 at 100.00	AAA	1,826,046
715	5.250%, 4/01/22 – AGM Insured	4/14 at 100.00	AAA	758,129

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 – AMBAC Insured	2/17 at 100.00	A–	1,285,721

4,400	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Capital Improvements, Series 2005A, 5.000%, 2/01/19	2/15 at 100.00	AA+	4,833,796

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A:
$2,250	5.000%, 2/01/21	2/14 at 100.00	AA+	$2,436,120
1,000	5.000%, 2/01/22	2/14 at 100.00	AA+	1,078,100

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AA+	4,116,938
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AA+	4,092,525

3,000	North Carolina Infrastructure Finance Corporation, Lease Purchase Revenue Bonds, North Carolina Facilities Project, Series 2004, 5.000%, 11/01/21	11/14 at 100.00	AA+	3,207,420

2,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	2,671,225

1,290	North Carolina, Certificates of Participation, Series 2003, 5.250%, 6/01/22	6/13 at 100.00	AA+	1,375,192

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
1,080	5.000%, 4/01/20 – AMBAC Insured	4/16 at 100.00	AA	1,176,779
1,105	5.000%, 4/01/21 – AMBAC Insured	4/16 at 100.00	AA	1,195,776

	Pitt County, North Carolina, Certificate of Participation, Series 2007:
1,265	5.000%, 4/01/25 – NPFG Insured	4/18 at 100.00	AA–	1,341,495
1,175	5.000%, 4/01/26 – NPFG Insured	4/18 at 100.00	AA–	1,240,401
1,395	5.000%, 4/01/27 – NPFG Insured	4/18 at 100.00	AA–	1,465,978
1,240	5.000%, 4/01/28 – NPFG Insured	4/18 at 100.00	AA–	1,298,032

	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series 2004B:
1,415	5.000%, 4/01/20 – AMBAC Insured	4/14 at 100.00	AA–	1,481,180
1,415	5.000%, 4/01/21 – AMBAC Insured	4/14 at 100.00	AA–	1,474,840
1,415	5.000%, 4/01/22 – AMBAC Insured	4/14 at 100.00	AA–	1,469,095

26,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	5,657,400

15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Aa2	1,926,750

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	4,458,370

1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	A1	1,051,600

2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AAA	3,335,742

665	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	Aa2	695,271

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB	1,021,650

1,250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	1,309,963

100	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes,Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	100,067

1,000	Wilmington, North Carolina, Certificates of Participation, Series 2004, 5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	Aa2	1,050,030

3,975	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA	4,161,825

1,000	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AA	1,038,900

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	1,767,745

Nuveen Investments	33

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,635	Wilson, North Carolina, Certificates of Participation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AAA		$1,722,881

2,350	Winston-Salem, North Carolina, Certificates of Participation, Series 2001A, 5.000%, 6/01/20	6/11 at 101.00	AA+		2,482,846
146,115	Total Tax Obligation/Limited				118,703,696
	Transportation – 12.4%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	7/20 at 100.00	A+		6,431,760

10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28	7/20 at 100.00	A+		10,508,522

900	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A+		964,494

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	A+		5,092,400

3,300	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3		3,374,877

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
100	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AAA		109,848
635	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AAA		686,860
8,650	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AAA		9,317,173

	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
20,640	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AAA		4,837,810
19,700	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AAA		4,329,272
14,335	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AAA		2,967,775

710	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 1999B, 6.000%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	7/10 at 100.50	AAA		717,959

2,750	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%, 7/01/15 – AGM Insured	7/11 at 101.00	AAA		2,901,278

	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A:
2,445	5.250%, 11/01/19 – FGIC Insured	5/11 at 101.00	Aa3		2,509,475
105	5.000%, 11/01/31 – FGIC Insured	5/11 at 101.00	Aa3		106,051
95,550	Total Transportation				54,855,554
	U.S. Guaranteed – 3.7% (4)

3,000	Charlotte, North Carolina, Certificates of Participation, Convention Facilities Project, Series 2000B, 5.500%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 101.00	AA+	(4)	3,107,640

450	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AAA		518,733

995	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	7/10 at 100.00	AAA		1,257,232

4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 101.00	AA	(4)	4,293,160

1,250	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3	(4)	1,445,038

	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
480	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	531,490
430	5.375%, 4/01/16 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	475,382
490	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	542,562
530	5.375%, 4/01/20 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	585,936
40	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R	(4)	43,874

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$620	University of North Carolina, Asheville, General Revenue Refunding Bonds, Series 2002A, 5.000%, 6/01/15 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	A1	(4)	$672,526

2,555	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/20 (Pre-refunded 6/01/11)	6/11 at 100.00	Aaa		2,674,778
14,840	Total U.S. Guaranteed				16,148,351
	Utilities – 8.0%

3,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40 (WI/DD, Settling 6/09/10)	6/20 at 100.00	Baa3		3,022,530

1,000	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2009B, 5.000%, 3/01/35	3/19 at 100.00	Aa2		1,050,950

3,875	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 – AGC Insured	3/18 at 100.00	AAA		4,039,106

2,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003C, 5.375%, 1/01/17	1/13 at 100.00	A–		2,139,740

5,600	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–		5,887,112

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
1,935	5.500%, 1/01/17 – FGIC Insured	7/10 at 100.00	Baa1		1,938,367
5,300	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Baa1		6,138,195
415	5.500%, 1/01/21	7/10 at 100.00	A–		415,506
10	5.500%, 1/01/21 – AGM Insured	No Opt. Call	AAA		10,035
170	6.000%, 1/01/22	No Opt. Call	A–		199,385
500	6.000%, 1/01/22 – RAAI Insured	No Opt. Call	Baa1		586,425
50	6.000%, 1/01/26	No Opt. Call	A–		58,831

340	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.000%, 1/01/23	1/18 at 100.00	A–		360,689

1,400	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A		1,450,372

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
2,000	5.250%, 1/01/15 – AMBAC Insured	1/13 at 100.00	A		2,188,840
20	5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A		21,596

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20	1/18 at 100.00	A		2,234,340

	Shelby, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
1,035	5.000%, 5/01/20 – SYNCORA GTY Insured	5/14 at 100.00	A		1,081,896
610	5.000%, 5/01/24 – SYNCORA GTY Insured	5/14 at 100.00	A		628,581

1,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/12 at 101.00	A1		1,590,795
32,760	Total Utilities				35,043,291
	Water and Sewer – 17.2%

1,000	Asheville, North Carolina, Water System Revenue Bonds, Series 2007, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA		1,042,760

1,280	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2004A, 5.250%, 4/01/23 – AGM Insured	4/14 at 100.00	AAA		1,404,186

7,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AAA		8,291,206

4,540	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA		4,806,589

2,000	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Series 2009B, 5.000%, 7/01/38	7/20 at 100.00	AAA		2,163,800

Nuveen Investments	35

Portfolio of Investments

Nuveen North Carolina Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2001, 5.125%, 6/01/26	6/11 at 101.00	AAA	$2,079,000

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/14 at 102.00	AAA	3,100,918

1,075	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,145,972

	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
1,690	5.000%, 6/01/25	6/15 at 100.00	AAA	1,814,756
610	5.000%, 6/01/26	6/15 at 100.00	AAA	651,846

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	AAA	5,968,970

1,980	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008, 5.000%, 11/01/33 – AGM Insured	11/18 at 100.00	AAA	2,077,020

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – NPFG Insured	6/18 at 100.00	A1	4,036,760

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
3,500	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AAA	3,839,115
1,500	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AAA	1,638,420

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A	541,255
1,030	5.000%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A	1,077,699

1,000	Orange Water and Sewerage Authority, North Carolina, Water and Sewerage System Revenue Bonds, Series 2004A, 5.250%, 7/01/20	7/14 at 100.00	AA+	1,120,910

2,335	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005, 5.000%, 3/01/21	3/15 at 100.00	AAA	2,610,040

	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
11,995	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	12,742,049
30	4.500%, 3/01/36	3/16 at 100.00	AAA	30,447
6,995	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	7,345,659

1,330	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2003A, 5.000%, 6/01/29 – AGM Insured	6/13 at 100.00	AAA	1,359,393

5,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/34 – AGM Insured	6/15 at 100.00	AAA	5,147,100
71,745	Total Water and Sewer			76,035,870
$504,710	Total Investments (cost $426,742,987) – 101.0%			445,687,385
	Floating Rate Obligations – (2.9)%			(12,655,000)
	Other Assets Less Liabilities – 1.9%			8,189,447
	Net Assets – 100%			$441,221,832

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which, ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.3%

$1,245	South Fulton Industrial Development Board, Tennessee, Revenue Bonds, Tyson Foods Inc., Series 1995, 6.400%, 10/01/20 (Alternative Minimum Tax)	10/10 at 100.00	Ba1	$1,132,514
	Education and Civic Organizations – 4.4%

	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009:
900	6.125%, 10/01/29	No Opt. Call	N/R	910,431
1,090	6.375%, 10/01/34	10/19 at 100.00	N/R	1,095,592
1,740	6.625%, 10/01/39	10/19 at 100.00	N/R	1,760,915

11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA	11,713,019

1,500	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2005A, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa1	1,601,295
16,230	Total Education and Civic Organizations			17,081,252
	Energy – 0.3%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	1,009,510
	Health Care – 17.1%

3,060	Blount County, Tennessee, Hospital Revenue Improvement Bonds, Blount Memorial Hospital, Series 1998B, 5.125%, 7/01/19	7/10 at 100.00	A3	3,060,122

900	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA	999,873

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Refunding Bonds, Erlanger Health System, Series 2004:
2,000	5.000%, 10/01/18 – AGM Insured	No Opt. Call	AAA	2,136,900
1,000	5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AAA	1,041,990

3,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	3,056,550

1,250	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	1,268,813

3,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.250%, 7/01/26	7/16 at 100.00	BBB+	2,955,030

	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007:
2,015	5.250%, 4/01/27	4/17 at 100.00	BBB+	1,955,678
4,000	5.250%, 4/01/36	4/17 at 100.00	BBB+	3,757,800

3,865	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	4,170,953

1,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Fort Sanders Alliance Obligated Group, Series 1993A, 6.250%, 1/01/13 – NPFG Insured	No Opt. Call	A	1,087,260

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
2,000	0.000%, 1/01/35	1/17 at 41.04	A–	460,060
3,980	0.000%, 1/01/36	1/17 at 38.98	A–	858,964
1,955	0.000%, 1/01/38	1/17 at 35.16	A–	372,095
5,000	0.000%, 1/01/39	1/17 at 33.38	A–	894,600
15,145	0.000%, 1/01/42	1/17 at 28.53	A–	2,222,226

10,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2010C, 5.000%, 11/15/40	11/19 at 100.00	Aa1	10,158,099

Nuveen Investments	37

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 – AGM Insured	3/18 at 100.00	AAA	$2,626,475

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St Jude’s Childrens Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	Aa2	7,737,900

1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 200A, 5.486%, 9/01/32	3/13 at 100.00	N/R	935,150

5,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	4,662,900

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003:
2,000	5.000%, 9/01/15 – RAAI Insured	9/13 at 100.00	BBB+	2,038,360
3,500	5.000%, 9/01/18 – RAAI Insured	9/13 at 100.00	BBB+	3,434,795

5,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/27 (5)	11/17 at 100.00	N/R	4,302,000
89,670	Total Health Care			66,194,593
	Housing/Multifamily – 4.4%

	Chattanooga Health, Educational and Housing Facilities Board, Tennessee, GNMA Collateralized Housing Revenue Bonds, Rainbow Creek Apartments Project, Series 1999:
335	6.125%, 11/20/19 (Alternative Minimum Tax)	11/10 at 101.00	AAA	342,079
3,955	6.375%, 11/20/39 (Alternative Minimum Tax)	11/10 at 101.00	AAA	4,033,190

1,500	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Aprtments Project, Series 2009, 5.000%, 7/20/29	7/19 at 100.00	AAA	1,531,935

1,395	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	10/19 at 100.00	AAA	1,461,067

5,600	Metropolitan Governemnt of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory put 3/01/25)	3/20 at 100.00	AAA	5,665,576

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, FHA-Insured Housing Revenue Bonds, Herman Street Apartments, Series 1992:
190	7.000%, 6/01/17	6/10 at 100.00	AA+	193,002
485	7.250%, 6/01/32	6/10 at 100.00	AA+	489,996

3,485	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, GNMA Collateralized Multifamily Housing Revenue Bonds, Berkshire Place, Series 2000, 6.125%, 3/20/39 (Alternative Minimum Tax)	9/10 at 102.00	Aaa	3,523,509
16,945	Total Housing/Multifamily			17,240,354
	Housing/Single Family – 3.3%

35	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	9/10 at 100.00	AA+	35,521

1,775	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 1998-2, 5.375%, 7/01/29 (Alternative Minimum Tax)	7/10 at 100.00	AA+	1,775,568

4,255	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2002A, 5.400%, 7/01/32 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AAA	4,273,977

25	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2003-1A, 5.100%, 1/01/33 (Alternative Minimum Tax)	7/12 at 100.00	AA+	25,053

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$650	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative Minimum Tax)	7/13 at 100.00	AA+	$676,787

1,175	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2009-1, 5.000%, 7/01/29	7/18 at 100.00	AA+	1,200,827

4,750	Tennessee Housing Development Agency, Homeownership Program Remarketed Bonds, Series 1996-5B, 5.375%, 7/01/23 (Alternative Minimum Tax)	7/10 at 100.00	AA+	4,752,755
12,665	Total Housing/Single Family			12,740,488
	Materials – 0.5%

2,000	Bradley County, Tennessee, Industrial Development Board Revenue Bonds, Olin Corporation Project, Series 1993C, 6.625%, 11/01/17	4/12 at 103.00	Ba1	1,987,400
	Tax Obligation/General – 15.4%

	Dickson County, Tennessee, General Obligation Refunding Bonds, Series 2002:
2,250	5.000%, 3/01/17 – FGIC Insured	3/13 at 102.00	A+	2,415,038
1,000	5.000%, 3/01/19 – FGIC Insured	3/13 at 102.00	A+	1,062,260

	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Series 2009A:
700	5.000%, 6/01/31	No Opt. Call	Aa1	736,806
250	5.000%, 6/01/33	No Opt. Call	Aa1	260,678

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	Aa3	1,074,140
1,000	5.000%, 4/01/26 – AGM Insured	4/17 at 100.00	Aa3	1,067,920
1,000	5.000%, 4/01/27 – AGM Insured	4/17 at 100.00	Aa3	1,062,360
1,000	5.000%, 4/01/31 – AGM Insured	4/17 at 100.00	Aa3	1,045,270

1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – NPFG Insured	6/16 at 100.00	Baa1	1,449,835

3,700	Knoxville County, Tennessee, General Obligation Bonds, Series 2002, 5.500%, 4/01/15	No Opt. Call	AA+	4,368,664

6,070	Knoxville, Tennessee, General Obligation Bonds, Series 2002A, 5.000%, 5/01/25	5/12 at 100.00	AA+	6,407,371

1,000	Marion County, Tennessee, General Obligation Rural School Bonds, Series 2001, 5.000%, 4/01/24 – AMBAC Insured	4/11 at 100.00	A1	1,028,150

4,655	Memphis, Tennessee, General Obligation Bonds, Series 2003, 5.000%, 5/01/20	5/11 at 101.00	AA	4,866,942

3,450	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2004, 5.250%, 6/01/15	6/14 at 100.00	Aa1	3,902,882

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2005C, 5.000%, 2/01/19	2/15 at 100.00	Aa1	2,197,740

1,100	Metropolitan Nashville & Davidson Counties, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 1/01/11	No Opt. Call	Aa1	1,130,899

1,300	Montgomery County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/15 – FGIC Insured	5/14 at 102.00	AA+	1,471,132

1,120	Overton County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 4/01/14 – NPFG Insured	No Opt. Call	Baa1	1,247,053

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:
1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aa2	1,143,220
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aa2	3,383,517
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aa2	3,019,876

1,205	Roane County, Tennessee, General Obligation Rural School Bonds, Series 2004, 5.000%, 5/01/16 – NPFG Insured	5/14 at 100.00	Aa3	1,334,152

3,500	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured	4/15 at 100.00	AA+	3,993,955

1,645	Smith County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/20 – AMBAC Insured	4/15 at 102.00	N/R	1,786,914

Nuveen Investments	39

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$1,750	Sullivan County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AMBAC Insured	5/15 at 102.00	Aa2		$1,975,243

1,965	Sullivan County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/24 – AMBAC Insured	4/15 at 102.00	Aa2		2,135,719

1,000	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2002, 5.000%, 3/01/17	3/13 at 102.00	Aaa		1,114,730

1,200	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004B, 5.000%, 5/01/20	5/15 at 100.00	Aaa		1,391,544

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aaa		1,688,421
54,265	Total Tax Obligation/General				59,762,431
	Tax Obligation/Limited – 0.8%

1,000	Chattanooga Industrial Development Board, Tennessee, Lease Rental Revenue Bonds, Series 2000, 5.500%, 10/01/19 – AMBAC Insured	10/10 at 100.00	AA–		1,014,160

1,790	Coffee County Public Building Authority, Manchester, Tennessee, General Obligation Local Government Improvement Bonds, Series 2003Z-1-A, 5.375%, 6/01/18 – AMBAC Insured	6/13 at 100.00	A+		1,897,167
2,790	Total Tax Obligation/Limited				2,911,327
	Telecommunication Services – 0.6%

2,700	Fayetteville, Tennessee, Revenue Bonds, Broadband Telecommunications Network, Series 2000, 6.500%, 4/01/20	10/10 at 100.00	N/R		2,451,222
	Transportation – 2.6%

1,230	Guam International Airport Authority, Revenue Bonds, Series 2003B, 5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	A		1,266,519

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D:
1,760	6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	9/10 at 101.00	A2		1,777,600
580	6.125%, 3/01/25 – AMBAC Insured (Alternative Minimum Tax)	9/10 at 101.00	A2		585,800

3,710	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/17 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA		3,767,839

2,850	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001B, 5.125%, 3/01/26 – AGM Insured	3/11 at 100.00	AAA		2,874,596
10,130	Total Transportation				10,272,354
	U.S. Guaranteed – 16.1% (4)

5,000	Chattanooga Industrial Development Board, Tennessee, Lease Rental Revenue Bonds, Series 2000, 5.625%, 10/01/30 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 100.00	AA–	(4)	5,090,750

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – MBIA Insured (ETM)	No Opt. Call	A	(4)	1,315,317

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
2,365	5.125%, 7/01/25 – MBIA Insured (ETM)	7/10 at 100.50	Aaa		2,385,528
9,450	5.250%, 7/01/28 – NPFG Insured (ETM)	7/10 at 100.50	Aaa		9,521,442

7,795	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – MBIA Insured	7/23 at 100.00	A	(4)	7,862,661

4,000	Maury County Industrial Development Board, Tennessee, Solid Waste Disposal Revenue Bonds, Occidental Petroleum Company, Series 2000B, 6.300%, 8/01/18 (Pre-refunded 8/01/10) (Alternative Minimum Tax)	8/10 at 100.00	N/R	(4)	4,039,440

10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	AA–	(4)	11,013,899

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$4,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Adventist Health System/Sunbelt Obligated Group, Series 2000, 6.600%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 101.00	A2	(4)	$4,156,560

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa		12,285,604

245	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured	No Opt. Call	AAA		311,557

	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002:
2,345	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,617,841
1,405	6.250%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	1,568,472
66,795	Total U.S. Guaranteed				62,169,071
	Utilities – 18.6%

5,000	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A, 5.000%, 9/01/33	3/18 at 100.00	AA		5,308,100

355	Clark County, Nevada, Industrial Development Revenue Bonds, Nevada Power Company, Series 1995A, 5.600%, 10/01/30 – ACA Insured (Alternative Minimum Tax)	7/10 at 100.00	N/R		335,230

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
1,000	5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A2		1,019,870
3,000	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A2		3,009,180
2,650	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A2		2,602,327

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – SYNCORA GTY Insured	9/17 at 100.00	Aa2		5,081,750

	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2010A:
1,160	5.000%, 9/01/34	9/20 at 100.00	Aa2		1,231,653
2,500	5.000%, 9/01/35	9/20 at 100.00	Aa2		2,650,150

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – AGM Insured	No Opt. Call	Aa3		2,116,724

2,995	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 2/01/22 – AGM Insured	2/11 at 100.00	Aa3		3,071,492

1,100	Dickson, Tennessee, Electric System Revenue Bonds, Series 2002, 5.000%, 9/01/16 – AGM Insured	9/12 at 102.00	Aa3		1,211,969

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
2,000	5.000%, 12/01/14 – NPFG Insured	12/13 at 100.00	AA+		2,268,080
2,855	5.000%, 12/01/17 – NPFG Insured	12/13 at 100.00	AA+		3,237,684

7,800	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 1996A, 0.000%, 5/15/11 – NPFG Insured	No Opt. Call	Aa2		7,759,674

9,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2001A, 5.125%, 5/15/26	5/11 at 100.00	AA+		9,202,950

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2008A, 5.000%, 5/15/33	5/18 at 100.00	AA+		2,103,180

5,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/23 – FGIC Insured	7/15 at 100.00	A		5,131,900

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
2,700	5.250%, 9/01/18	No Opt. Call	BB+		2,713,608
3,000	5.250%, 9/01/22	No Opt. Call	BB+		2,938,710

6,962	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R		6,650,868

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
300	5.000%, 2/01/23	No Opt. Call	A		291,126
100	5.000%, 2/01/24	No Opt. Call	A		96,760

Nuveen Investments	41

Portfolio of Investments

Nuveen Tennessee Municipal Bond Fund (continued)

May 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,800	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BBB–	$1,808,460
70,107	Total Utilities			71,841,445
	Water and Sewer – 14.2%

645	Blountville Utility District of Sullivan County, Tennessee, Waterworks Revenue Bonds, Series 2009, 4.000%, 5/01/19	No Opt. Call	A	668,220

1,000	Dickson County Water Authority, Tennessee, Waterworks System Revenue Bonds, Series 2002, 5.000%, 12/01/19 – FGIC Insured	12/12 at 100.00	A1	1,034,450

1,700	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2009, 5.000%, 12/01/29	12/19 at 100.00	AA+	1,833,348

5,000	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Series 2008, 5.000%, 1/01/33 – AGC Insured	1/18 at 100.00	Aa3	5,319,350

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AA	2,599,993

1,840	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – NPFG Insured	9/15 at 100.00	Aa2	1,957,778

	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2004:
1,175	5.000%, 9/01/19 – NPFG Insured	9/14 at 100.00	Aa2	1,261,081
1,225	5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	Aa2	1,307,896

10,610	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 – FGIC Insured	9/17 at 100.00	Aa2	11,124,160

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	5,635,496

705	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2007, 5.000%, 4/01/41 – AGM Insured	4/17 at 100.00	AAA	732,671

5,000	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2002, 5.000%, 10/01/21	10/12 at 100.00	AA	5,376,500

	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2004:
1,295	5.000%, 2/01/20 – NPFG Insured	2/14 at 102.00	AAA	1,385,896
1,300	5.000%, 2/01/22 – NPFG Insured	2/14 at 100.00	AAA	1,376,908

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 – AGM Insured	2/16 at 100.00	AAA	2,050,480

4,240	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AAA	4,433,683

1,060	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.125%, 1/01/26 – AGM Insured	1/11 at 100.00	Aa3	1,075,275

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	Aa3	5,164,050

675	Wilson County Water and Wastewater Authority, Tennessee, Waterworks Revenue Refunding and Improvement Bonds, Series 1993, 6.000%, 3/01/14	8/10 at 100.00	A1	676,607
52,375	Total Water and Sewer			55,013,842
$398,917	Total Investments (cost $364,336,114) – 98.6%			381,807,803
	Other Assets Less Liabilities – 1.4%			5,279,167
	Net Assets – 100%			$387,086,970

42	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 – Fair Value Measurements for more information.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Assets and Liabilities

May 31, 2010

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Investments, at value (cost $187,429,197, $93,856,939, $426,742,987 and $364,336,114, respectively)	$191,883,579	$94,694,023	$445,687,385	$381,807,803
Cash	421,191	—	—	1,022,091
Receivables:
Interest	3,349,195	1,247,542	6,644,139	4,519,735
Investments sold	—	390,500	5,700,474	1,011,563
Shares sold	289,470	194,745	964,934	325,593
Other assets	339	146	14,658	36,164
Total assets	195,943,774	96,526,956	459,011,590	388,722,949
Liabilities
Cash overdrafts	—	165,266	673,710	—
Floating rate obligations	3,380,000	—	12,655,000	—
Payables:
Dividends	381,664	167,537	937,436	518,515
Investments purchased	—	—	3,000,000	—
Shares redeemed	89,467	161,104	157,992	705,629
Accrued expenses:
Management fees	86,216	43,557	194,485	170,948
12b-1 distribution and service fees	42,690	26,942	61,151	100,478
Other	60,885	40,786	109,984	140,409
Total liabilities	4,040,922	605,192	17,789,758	1,635,979
Net assets	$191,902,852	$95,921,764	$441,221,832	$387,086,970
Class A Shares
Net assets	$108,590,313	$69,509,746	$179,633,392	$301,054,827
Shares outstanding	10,185,631	6,570,112	17,058,712	26,414,954
Net asset value per share	$10.66	$10.58	$10.53	$11.40
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.13	$11.04	$10.99	$11.90
Class B Shares
Net assets	$3,341,954	$1,693,650	$4,503,297	$4,748,920
Shares outstanding	312,502	160,173	426,766	416,465
Net asset value and offering price per share	$10.69	$10.57	$10.55	$11.40
Class C Shares
Net assets	$34,199,254	$21,608,747	$43,055,543	$72,563,572
Shares outstanding	3,216,552	2,049,270	4,087,125	6,370,741
Net asset value and offering price per share	$10.63	$10.54	$10.53	$11.39
Class I Shares
Net assets	$45,771,331	$3,109,621	$214,029,600	$8,719,651
Shares outstanding	4,305,539	293,053	20,256,762	765,737
Net asset value and offering price per share	$10.63	$10.61	$10.57	$11.39
Net Assets Consist of:
Capital paid-in	$194,931,176	$97,446,010	$430,378,369	$369,594,013
Undistributed (Over-distribution of) net investment income	67,479	108,963	262,085	380,200
Accumulated net realized gain (loss)	(7,550,185)	(2,470,293)	(8,363,020)	(358,932)
Net unrealized appreciation (depreciation)	4,454,382	837,084	18,944,398	17,471,689
Net assets	$191,902,852	$95,921,764	$441,221,832	$387,086,970
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of Operations

Year Ended May 31, 2010

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$9,708,878	$4,814,503	$19,825,983	$17,992,877
Expenses
Management fees	1,034,333	488,486	2,157,010	1,919,945
12b-1 service fees – Class A	216,160	135,481	335,186	576,672
12b-1 distribution and service fees – Class B	37,091	21,130	53,102	59,170
12b-1 distribution and service fees – Class C	247,011	139,487	303,260	467,028
Shareholders’ servicing agent fees and expenses	68,816	38,390	109,754	141,361
Interest expense on floating rate obligations	21,970	—	63,264	—
Custodian’s fees and expenses	39,874	21,069	77,344	68,450
Trustees’ fees and expenses	4,659	2,182	9,928	8,799
Professional fees	20,895	17,636	28,779	25,478
Shareholders’ reports – printing and mailing expenses	28,093	18,122	37,940	46,041
Federal and state registration fees	6,142	4,305	12,783	12,173
Other expenses	9,904	5,852	18,380	16,323
Total expenses before custodian fee credit	1,734,948	892,140	3,206,730	3,341,440
Custodian fee credit	(825)	(1,366)	(2,723)	(1,807)
Net expenses	1,734,123	890,774	3,204,007	3,339,633
Net investment income	7,974,755	3,923,729	16,621,976	14,653,244
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	147,514	(669,707)	(308,800)	872,699
Change in net unrealized appreciation (depreciation) of investments	7,004,468	6,130,742	19,899,651	14,746,807
Net realized and unrealized gain (loss)	7,151,982	5,461,035	19,590,851	15,619,506
Net increase (decrease) in net assets from operations	$15,126,737	$9,384,764	$36,212,827	$30,272,750

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Changes in Net Assets

	Georgia		Louisiana
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09
Operations
Net investment income	$7,974,755	$8,748,209	$3,923,729	$3,903,533
Net realized gain (loss) from:
Investments	147,514	(7,574,555)	(669,707)	(1,806,098)
Futures	—	263,352	—	—
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	7,004,468	(2,789,591)	6,130,742	(5,303,052)
Futures	—	—	—	—
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	15,126,737	(1,352,585)	9,384,764	(3,205,617)
Distributions to Shareholders
From net investment income:
Class A	(4,505,450)	(4,433,087)	(3,065,275)	(3,035,565)
Class B	(134,550)	(189,324)	(83,967)	(159,112)
Class C	(1,210,174)	(1,016,798)	(754,236)	(549,405)
Class I	(2,113,089)	(2,722,518)	(90,423)	(9,843)
From accumulated net realized gains:
Class A	—	—	—	(193,144)
Class B	—	—	—	(12,189)
Class C	—	—	—	(37,996)
Class I	—	—	—	(203)
Decrease in net assets from distributions to shareholders	(7,963,263)	(8,361,727)	(3,993,901)	(3,997,457)
Fund Share Transactions
Proceeds from sale of shares	29,724,530	29,105,358	17,158,686	12,548,845
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,151,337	2,715,648	1,970,114	1,784,767
	32,875,867	31,821,006	19,128,800	14,333,612
Cost of shares redeemed	(37,864,306)	(60,351,166)	(12,184,750)	(11,764,716)
Net increase (decrease) in net assets from Fund share transactions	(4,988,439)	(28,530,160)	6,944,050	2,568,896
Net increase (decrease) in net assets	2,175,035	(38,244,472)	12,334,913	(4,634,178)
Net assets at the beginning of year	189,727,817	227,972,289	83,586,851	88,221,029
Net assets at the end of year	$191,902,852	$189,727,817	$95,921,764	$83,586,851
Undistributed (Over-distribution of) net investment income at the end of year	$67,479	$56,148	$108,963	$184,242

See accompanying notes to financial statements.

46	Nuveen Investments

	North Carolina		Tennessee
	Year Ended 5/31/10	Year Ended 5/31/09	Year Ended 5/31/10	Year Ended 5/31/09
Operations
Net investment income	$16,621,976	$15,593,189	$14,653,244	$13,761,048
Net realized gain (loss) from:
Investments	(308,800)	(5,917,124)	872,699	(1,370,775)
Futures	—	—	—	960,696
Swaps	—	—	—	317,111
Change in net unrealized appreciation (depreciation) of:
Investments	19,899,651	(4,289,050)	14,746,807	(4,456,273)
Futures	—	—	—	18,696
Swaps	—	—	—	(203,212)
Net increase (decrease) in net assets from operations	36,212,827	5,387,015	30,272,750	9,027,291
Distributions to Shareholders
From net investment income:
Class A	(6,549,401)	(6,047,697)	(11,602,477)	(11,221,176)
Class B	(177,088)	(290,368)	(205,330)	(291,185)
Class C	(1,363,634)	(1,231,981)	(2,187,991)	(1,848,811)
Class I	(8,063,845)	(7,604,280)	(288,533)	(176,291)
From accumulated net realized gains:
Class A	—	—	—	(1,679,999)
Class B	—	—	—	(53,293)
Class C	—	—	—	(314,769)
Class I	—	—	—	(23,960)
Decrease in net assets from distributions to shareholders	(16,153,968)	(15,174,326)	(14,284,331)	(15,609,484)
Fund Share Transactions
Proceeds from sale of shares	113,946,447	134,045,984	71,014,827	47,722,390
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,468,021	4,369,785	8,067,038	8,520,614
	119,414,468	138,415,769	79,081,865	56,243,004
Cost of shares redeemed	(69,136,279)	(144,002,588)	(51,461,421)	(40,715,837)
Net increase (decrease) in net assets from Fund share transactions	50,278,189	(5,586,819)	27,620,444	15,527,167
Net increase (decrease) in net assets	70,337,048	(15,374,130)	43,608,863	8,944,974
Net assets at the beginning of year	370,884,784	386,258,914	343,478,107	334,533,133
Net assets at the end of year	$441,221,832	$370,884,784	$387,086,970	$343,478,107
Undistributed (Over-distribution of) net investment income at the end of year	$262,085	$(205,825)	$380,200	$13,732

See accompanying notes to financial statements.

Nuveen Investments	47

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Each Fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal income tax and its respective state personal income tax. Under normal circumstances, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. Each Fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (”Nuveen”), uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer potentially above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Credit default swaps are valued using a market quote provided by major broker/dealers in such investments. Futures contracts are valued using the closing settlement price or, in the absence of such price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2010, North Carolina had outstanding when-issued/delayed delivery purchase commitments of $3,000,000. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for

48	Nuveen Investments

examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period June 1, 2009 through March 31, 2010, dividends from tax-exempt net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from their tax-exempt net investment income daily and continue to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended May 31, 2010, Georgia and North Carolina invested in externally-deposited inverse floaters and/or self-deposited inverse floaters. Louisiana and Tennessee did not invest in any such instruments during the fiscal year ended May 31, 2010.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Nuveen Investments	49

Notes to Financial Statements (continued)

At May 31, 2010, the Funds were not invested in externally-deposited Recourse Trusts.

	Georgia	North Carolina
Maximum exposure to Recourse Trusts	$—	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2010, were as follows:

	Georgia	North Carolina
Average floating rate obligations outstanding	$3,380,000	$12,655,000
Average annual interest rate and fees	0.65%	0.50%

Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of forward swaps.”

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended May 31, 2010.

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are reflected as “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “change in net unrealized appreciation (depreciation) of swaps. Realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. The Funds did not invest in credit default swap transactions during the fiscal year ended May 31, 2010.

50	Nuveen Investments

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended May 31, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

For the period June 1, 2009 through March 31, 2010, income and expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Effective April 1, 2010, income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	51

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2010:

Georgia	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$191,883,579	$—	$191,883,579

Louisiana	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$94,694,023	$—	$94,694,023

North Carolina	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$445,687,385	$—	$445,687,385

Tennessee	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$377,505,803	$4,302,000	$381,807,803

The following is a reconciliation of Tennessee’s Level 3 investments held at the beginning and end of the measurement period:

Tennessee Level 3 Investments
Balance at the beginning of year	$—
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	—
Net purchases at cost (sales at proceeds)	—
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	4,302,000
Balance at the end of year	$4,302,000

Tennessee’s “Change in net unrealized appreciation (depreciation) of investments” on the Statement of Operations includes $2,096,217 of net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2010.

52	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Georgia
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,163,625	$12,222,207	999,977	$10,060,454
Class A – automatic conversion of Class B Shares	42,600	442,123	77,757	777,848
Class B	12,502	132,493	6,078	62,269
Class C	620,894	6,481,226	576,615	5,711,949
Class I	996,982	10,446,481	1,240,569	12,492,838
Shares issued to shareholders due to reinvestment of distributions:
Class A	229,367	2,409,855	206,145	2,061,843
Class B	7,507	79,043	9,468	95,027
Class C	54,638	572,851	42,023	419,231
Class I	8,558	89,588	14,006	139,547
	3,136,673	32,875,867	3,172,638	31,821,006
Shares redeemed:
Class A	(1,472,163)	(15,498,475)	(1,872,325)	(18,560,878)
Class B	(108,153)	(1,145,366)	(128,478)	(1,283,420)
Class B – automatic conversion to Class A Shares	(42,457)	(442,123)	(77,480)	(777,848)
Class C	(420,919)	(4,430,234)	(320,761)	(3,183,587)
Class I	(1,570,902)	(16,348,108)	(3,690,170)	(36,545,433)
	(3,614,594)	(37,864,306)	(6,089,214)	(60,351,166)
Net increase (decrease)	(477,921)	$(4,988,439)	(2,916,576)	$(28,530,160)

	Louisiana
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	621,893	$6,427,401	630,825	$6,298,444
Class A – automatic conversion of Class B Shares	65,098	664,283	41,437	399,411
Class B	708	7,285	1,790	17,696
Class C	745,258	7,653,224	518,490	5,059,784
Class I	231,516	2,406,493	80,984	773,510
Shares issued to shareholders due to reinvestment of distributions:
Class A	153,239	1,585,358	151,068	1,485,375
Class B	4,381	45,178	7,722	75,997
Class C	27,891	288,091	22,468	220,178
Class I	4,939	51,487	326	3,217
	1,854,923	19,128,800	1,455,110	14,333,612
Shares redeemed:
Class A	(769,639)	(7,951,595)	(759,838)	(7,422,640)
Class B	(89,031)	(908,075)	(152,253)	(1,487,759)
Class B – automatic conversion to Class A Shares	(65,159)	(664,283)	(41,443)	(399,411)
Class C	(227,428)	(2,357,176)	(247,366)	(2,415,310)
Class I	(29,246)	(303,621)	(3,979)	(39,596)
	(1,180,503)	(12,184,750)	(1,204,879)	(11,764,716)
Net increase (decrease)	674,420	$6,944,050	250,231	$2,568,896

Nuveen Investments	53

Notes to Financial Statements (continued)

	North Carolina
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,494,185	$35,909,857	3,517,096	$33,975,795
Class A – automatic conversion of Class B Shares	128,666	1,311,501	120,380	1,179,634
Class B	915	9,466	14,135	129,642
Class C	856,719	8,838,433	1,053,210	10,230,313
Class I	6,566,096	67,877,190	9,024,906	88,530,600
Shares issued to shareholders due to reinvestment of distributions:
Class A	394,642	4,076,069	345,339	3,358,959
Class B	8,273	85,470	11,749	114,455
Class C	77,836	804,156	64,319	625,795
Class I	48,375	502,326	27,704	270,576
	11,575,707	119,414,468	14,178,838	138,415,769
Shares redeemed:
Class A	(2,092,626)	(21,529,911)	(5,085,650)	(48,769,763)
Class B	(187,327)	(1,933,661)	(196,346)	(1,917,441)
Class B – automatic conversion to Class A Shares	(128,401)	(1,311,501)	(120,074)	(1,179,634)
Class C	(633,199)	(6,563,223)	(667,313)	(6,427,020)
Class I	(3,661,463)	(37,797,983)	(8,910,394)	(85,708,730)
	(6,703,016)	(69,136,279)	(14,979,777)	(144,002,588)
Net increase (decrease)	4,872,691	$50,278,189	(800,939)	$(5,586,819)

	Tennessee
	Year Ended 5/31/10		Year Ended 5/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,662,275	$40,907,910	3,169,326	$34,097,832
Class A – automatic conversion of Class B Shares	143,754	1,600,469	98,094	1,028,546
Class B	7,016	77,766	8,155	89,583
Class C	2,030,646	22,733,796	1,026,708	11,001,544
Class I	509,993	5,694,886	142,460	1,504,885
Shares issued to shareholders due to reinvestment of distributions:
Class A	602,624	6,743,840	688,677	7,256,170
Class B	11,541	128,976	18,070	190,461
Class C	96,152	1,076,605	91,051	958,202
Class I	10,507	117,617	10,988	115,781
	7,074,508	79,081,865	5,253,529	56,243,004
Shares redeemed:
Class A	(3,415,312)	(38,174,334)	(2,790,922)	(29,475,756)
Class B	(140,349)	(1,577,683)	(189,396)	(2,048,936)
Class B – automatic conversion to Class A Shares	(143,701)	(1,600,469)	(98,000)	(1,028,546)
Class C	(696,082)	(7,772,745)	(756,676)	(7,988,406)
Class I	(209,641)	(2,336,190)	(16,588)	(174,193)
	(4,605,085)	(51,461,421)	(3,851,582)	(40,715,837)
Net increase (decrease)	2,469,423	$27,620,444	1,401,947	$15,527,167

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended May 31, 2010, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$11,137,159	$19,684,664	$81,365,917	$45,914,421
Sales and maturities	15,491,478	11,890,502	36,188,308	17,732,100

54	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$184,007,167	$93,840,013	$414,018,956	$364,435,951
Gross unrealized:
Appreciation	$7,204,238	$2,523,593	$20,832,123	$20,016,781
Depreciation	(2,708,362)	(1,669,583)	(1,817,881)	(2,644,929)
Net unrealized appreciation (depreciation) of investments	$4,495,876	$854,010	$19,014,242	$17,371,852

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2010, the Funds’ tax year end, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Capital paid-in	$137	$(1)	$—	$(1,483)
Undistributed (Over-distribution of) net investment income	(161)	(5,107)	(98)	(2,445)
Accumulated net realized gain (loss)	24	5,108	98	3,928

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2010, the Funds’ tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income*	$672,011	$435,019	$1,606,362	$1,272,753
Undistributed net ordinary income**	1,956	—	—	84,167
Undistributed net long-term capital gains	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared during the period May 1, 2010 through May 31, 2010, and paid on June 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2010, and May 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income***	$7,984,031	$3,969,324	$15,980,337	$14,200,162
Distributions from net ordinary income**	—	—	—	—
Distributions from net long-term capital gains****	—	—	—	—

2009	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$8,437,658	$3,736,023	$15,197,501	$13,419,888
Distributions from net ordinary income**	—	—	—	881,537
Distributions from net long-term capital gains	—	243,971	—	1,254,958
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2010, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2010.

At May 31, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Georgia	Louisiana	North Carolina
Expiration:
May 31, 2016	$326,202	$—	$2,106,274
May 31, 2017	3,757,974	5,092	1,649,881
May 31, 2018	3,466,007	2,346,994	4,606,864
Total	$7,550,183	$2,352,086	$8,363,019

Nuveen Investments	55

Notes to Financial Statements (continued)

The following Fund elected to defer net realized losses from investments incurred from November 1, 2009 through May 31, 2010, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Louisiana
Post-October capital losses	$118,208

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of May 31, 2010, the complex-level fee rate was .1855%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected (Unaudited)	$144,925	$89,392	$321,439	$511,500
Paid to financial intermediaries (Unaudited)	128,542	79,823	286,609	447,276

56	Nuveen Investments

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances (Unaudited)	$92,305	$99,579	$188,786	$316,537

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained (Unaudited)	$94,053	$76,431	$119,972	$191,144

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2010, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained (Unaudited)	$14,737	$10,425	$10,938	$9,491

8. New Accounting Pronouncements

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	57

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GEORGIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (3/86)
2010	$10.27	$.44	$.39	$.83	$(.44)	$—	$(.44)	$10.66	8.21%
2009	10.66	.44	(.40)	.04	(.43)	—	(.43)	10.27	.53
2008	10.96	.43	(.29)	.14	(.43)	(.01)	(.44)	10.66	1.35
2007	10.96	.44	— *	.44	(.44)	—	(.44)	10.96	4.02
2006	11.31	.45	(.30)	.15	(.46)	(.04)	(.50)	10.96	1.32
Class B (2/97)
2010	10.30	.36	.40	.76	(.37)	—	(.37)	10.69	7.45
2009	10.69	.37	(.41)	(.04)	(.35)	—	(.35)	10.30	(.40)
2008	10.98	.35	(.28)	.07	(.35)	(.01)	(.36)	10.69	.89
2007	10.99	.36	(.01)	.35	(.36)	—	(.36)	10.98	3.20
2006	11.34	.37	(.30)	.07	(.38)	(.04)	(.42)	10.99	.56
Class C (1/94)
2010	10.24	.38	.39	.77	(.38)	—	(.38)	10.63	7.68
2009	10.63	.39	(.41)	(.02)	(.37)	—	(.37)	10.24	(.04)
2008	10.93	.37	(.29)	.08	(.37)	(.01)	(.38)	10.63	.79
2007	10.94	.38	(.01)	.37	(.38)	—	(.38)	10.93	3.38
2006	11.28	.39	(.29)	.10	(.40)	(.04)	(.44)	10.94	.87
Class I (2/97)(d)
2010	10.24	.46	.39	.85	(.46)	—	(.46)	10.63	8.48
2009	10.63	.46	(.40)	.06	(.45)	—	(.45)	10.24	.77
2008	10.93	.45	(.28)	.17	(.46)	(.01)	(.47)	10.63	1.58
2007	10.94	.46	(.01)	.45	(.46)	—	(.46)	10.93	4.16
2006	11.29	.48	(.31)	.17	(.48)	(.04)	(.52)	10.94	1.54

58	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$108,590.84%		.83%	4.19%	6%
104,963.86		.83	4.40	13
115,211.82		.82	3.97	22
122,299.82		.82	3.97	6
116,580.85		.85	4.08	9

3,342	1.59	1.58	3.45	6
4,565	1.61	1.58	3.65	13
6,774	1.57	1.57	3.22	22
9,346	1.58	1.58	3.23	6
13,638	1.60	1.60	3.33	9

34,199	1.39	1.38	3.64	6
30,338	1.41	1.38	3.86	13
28,319	1.38	1.38	3.41	22
28,110	1.37	1.37	3.42	6
28,835	1.40	1.40	3.53	9

45,772.64		.63	4.39	6
49,861.66		.63	4.60	13
77,668.63		.63	4.16	22
59,404.62		.62	4.15	6
13,942.66		.66	4.26	9

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LOUISIANA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/89)
2010	$9.96	$.46	$.63	$1.09	$(.47)	$—	$(.47)	$10.58	11.14%
2009	10.83	.48	(.85)	(.37)	(.47)	(.03)	(.50)	9.96	(3.30)
2008	11.20	.48	(.34)	.14	(.46)	(.05)	(.51)	10.83	1.24
2007	11.05	.47	.17	.64	(.46)	(.03)	(.49)	11.20	5.91
2006	11.52	.47	(.39)	.08	(.47)	(.08)	(.55)	11.05	.71
Class B (2/97)
2010	9.95	.38	.63	1.01	(.39)	—	(.39)	10.57	10.34
2009	10.83	.41	(.87)	(.46)	(.39)	(.03)	(.42)	9.95	(4.13)
2008	11.19	.39	(.33)	.06	(.37)	(.05)	(.42)	10.83	.57
2007	11.04	.38	.18	.56	(.38)	(.03)	(.41)	11.19	5.13
2006	11.51	.38	(.38)	—	(.39)	(.08)	(.47)	11.04	(.04)
Class C (2/94)
2010	9.93	.40	.62	1.02	(.41)	—	(.41)	10.54	10.49
2009	10.80	.43	(.86)	(.43)	(.41)	(.03)	(.44)	9.93	(3.83)
2008	11.17	.41	(.33)	.08	(.40)	(.05)	(.45)	10.80	.70
2007	11.02	.40	.18	.58	(.40)	(.03)	(.43)	11.17	5.37
2006	11.49	.41	(.39)	.02	(.41)	(.08)	(.49)	11.02	.17
Class I (2/97)(d)
2010	9.99	.48	.63	1.11	(.49)	—	(.49)	10.61	11.35
2009	10.86	.49	(.84)	(.35)	(.49)	(.03)	(.52)	9.99	(3.09)
2008	11.23	.50	(.34)	.16	(.48)	(.05)	(.53)	10.86	1.46
2007	11.11	.49	.15	.64	(.49)	(.03)	(.52)	11.23	5.83
2006	11.58	.47	(.37)	.10	(.49)	(.08)	(.57)	11.11	.92

60	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$69,510.86%		.86%	4.47%	14%
64,722.95		.87	4.86	5
69,716	1.05	.87	4.31	17
71,453.97		.86	4.14	10
66,041.88		.88	4.17	5

1,694	1.61	1.61	3.74	14
3,079	1.69	1.61	4.10	5
5,342	1.79	1.61	3.55	17
7,777	1.73	1.62	3.39	10
12,393	1.63	1.63	3.43	5

21,609	1.41	1.41	3.91	14
14,929	1.50	1.42	4.30	5
13,071	1.60	1.42	3.76	17
13,066	1.52	1.41	3.59	10
11,842	1.43	1.43	3.63	5

3,109.66		.66	4.62	14
857.78		.70	4.93	5
92.85		.67	4.52	17
93.77		.66	4.24	10
98.67		.67	4.35	5

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NORTH CAROLINA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (3/86)
2010	$10.02	$.42	$.49	$.91	$(.40)	$—		$(.40)	$10.53	9.26%
2009	10.21	.41	(.20)	.21	(.40)	—		(.40)	10.02	2.27
2008	10.41	.40	(.19)	.21	(.41)	—	*	(.41)	10.21	2.14
2007	10.40	.41	.01	.42	(.41)	—		(.41)	10.41	4.11
2006	10.72	.42	(.26)	.16	(.42)	(.06)		(.48)	10.40	1.57
Class B (2/97)
2010	10.04	.34	.50	.84	(.33)	—		(.33)	10.55	8.48
2009	10.24	.34	(.21)	.13	(.33)	—		(.33)	10.04	1.39
2008	10.43	.33	(.19)	.14	(.33)	—	*	(.33)	10.24	1.46
2007	10.42	.33	.02	.35	(.34)	—		(.34)	10.43	3.34
2006	10.73	.34	(.25)	.09	(.34)	(.06)		(.40)	10.42	.88
Class C (10/93)
2010	10.03	.36	.49	.85	(.35)	—		(.35)	10.53	8.58
2009	10.22	.36	(.20)	.16	(.35)	—		(.35)	10.03	1.71
2008	10.41	.35	(.19)	.16	(.35)	—	*	(.35)	10.22	1.64
2007	10.40	.35	.01	.36	(.35)	—		(.35)	10.41	3.52
2006	10.71	.37	(.26)	.11	(.36)	(.06)		(.42)	10.40	1.09
Class I (2/97)(d)
2010	10.05	.44	.50	.94	(.42)	—		(.42)	10.57	9.56
2009	10.25	.43	(.21)	.22	(.42)	—		(.42)	10.05	2.36
2008	10.43	.42	(.17)	.25	(.43)	—	*	(.43)	10.25	2.51
2007	10.42	.43	.01	.44	(.43)	—		(.43)	10.43	4.28
2006	10.74	.45	(.27)	.18	(.44)	(.06)		(.50)	10.42	1.74

62	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$179,633.82%		.80%	4.03%	9%
151,627.87		.81	4.20	17
165,855.91		.80	3.90	14
186,198.93		.82	3.86	6
174,009.85		.85	3.98	15

4,503	1.57	1.55	3.29	9
7,365	1.62	1.56	3.45	17
10,482	1.66	1.55	3.15	14
13,917	1.68	1.57	3.12	6
18,506	1.60	1.60	3.23	15

43,056	1.37	1.35	3.48	9
37,953	1.42	1.36	3.66	17
34,090	1.46	1.35	3.35	14
30,869	1.48	1.37	3.31	6
30,493	1.40	1.40	3.43	15

214,030.62		.60	4.23	9
173,940.67		.61	4.40	17
175,832.71		.60	4.10	14
96,501.72		.61	4.05	6
13,611.65		.65	4.16	15

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TENNESSEE
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (11/87)
2010	$10.91	$.46	$.48	$.94	$(.45)	$—	$(.45)	$11.40	8.77%
2009	11.12	.46	(.15)	.31	(.45)	(.07)	(.52)	10.91	3.06
2008	11.27	.45	(.09)	.36	(.45)	(.06)	(.51)	11.12	3.32
2007	11.25	.46	.01	.47	(.45)	—	(.45)	11.27	4.22
2006	11.53	.46	(.26)	.20	(.46)	(.02)	(.48)	11.25	1.78
Class B (2/97)
2010	10.91	.38	.48	.86	(.37)	—	(.37)	11.40	8.00
2009	11.13	.38	(.16)	.22	(.37)	(.07)	(.44)	10.91	2.21
2008	11.28	.37	(.09)	.28	(.37)	(.06)	(.43)	11.13	2.55
2007	11.26	.37	.02	.39	(.37)	—	(.37)	11.28	3.45
2006	11.54	.38	(.27)	.11	(.37)	(.02)	(.39)	11.26	1.04
Class C (10/93)
2010	10.90	.40	.48	.88	(.39)	—	(.39)	11.39	8.20
2009	11.11	.40	(.15)	.25	(.39)	(.07)	(.46)	10.90	2.49
2008	11.26	.39	(.09)	.30	(.39)	(.06)	(.45)	11.11	2.77
2007	11.25	.40	— *	.40	(.39)	—	(.39)	11.26	3.58
2006	11.53	.40	(.26)	.14	(.40)	(.02)	(.42)	11.25	1.25
Class I (2/97)(d)
2010	10.90	.49	.47	.96	(.47)	—	(.47)	11.39	9.02
2009	11.11	.48	(.14)	.34	(.48)	(.07)	(.55)	10.90	3.29
2008	11.27	.47	(.09)	.38	(.48)	(.06)	(.54)	11.11	3.45
2007	11.25	.48	.01	.49	(.47)	—	(.47)	11.27	4.44
2006	11.53	.49	(.27)	.22	(.48)	(.02)	(.50)	11.25	2.00

64	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$301,055.82%		.82%	4.14%	5%
277,228.83		.83	4.30	9
269,628.88		.83	4.02	24
266,017.85		.82	4.03	10
269,761.83		.83	4.07	10

4,749	1.57	1.57	3.40	5
7,443	1.57	1.57	3.54	9
10,494	1.63	1.58	3.27	24
13,067	1.60	1.57	3.28	10
18,026	1.58	1.58	3.32	10

72,563	1.37	1.37	3.58	5
53,849	1.38	1.38	3.74	9
50,877	1.43	1.38	3.47	24
49,208	1.40	1.37	3.48	10
47,518	1.38	1.38	3.52	10

8,720.61		.61	4.32	5
4,958.63		.63	4.50	9
3,534.68		.63	4.22	24
2,984.65		.62	4.23	10
2,519.63		.63	4.27	10

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

66	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	67

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

68	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	69

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). The Board also reviewed the peer ranking of the Nuveen municipal funds advised by NAM in

70	Nuveen Investments

the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen Louisiana Municipal Bond Fund (the “Louisiana Fund”) and the Nuveen Tennessee Municipal Bond Fund (the “Tennessee Fund”)) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Tennessee Fund outperformed or matched the performance of its benchmark in the one- and three-year periods. In addition, the Independent Board Members noted that although the Louisiana Fund underperformed its benchmark in the three-year period, it outperformed the performance of its benchmark in the one-year period. Moreover, the Independent Board Members noted that the performance of the Nuveen North Carolina Municipal Bond Fund (the “North Carolina Fund”) and the Nuveen Georgia Municipal Bond Fund (the “Georgia Fund”) over time was satisfactory compared to peers, falling within the second or third quartile over various periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. It was noted that the North Carolina Fund, the Tennessee Fund and the Georgia Fund had net advisory fees above the peer averages of their respective Peer Groups but net expense ratios below, at or near (within 5 basis points or less) the peer expense ratio average. The Louisiana Fund had net advisory fees and net expense ratios above the peer averages of its Peer Group; however, the Independent Board Members recognized the differences in the peers (such as the number of peers or states included in the Peer Group or Peer Universe) generally may limit some of the usefulness of the comparisons.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by NAM. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that

Nuveen Investments	71

Annual Investment Management Agreement Approval Process (continued)

impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

72	Nuveen Investments

Notes

Nuveen Investments	73

Notes

74	Nuveen Investments

Notes

Nuveen Investments	75

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

76	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	77

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the longterm goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS5-0510P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	15,406	0	550	0
Louisiana Municipal Bond Fund	14,531	0	550	0
North Carolina Municipal Bond Fund	17,386	0	550	0
Tennessee Municipal Bond Fund	16,919	0	550	0

Total	$64,242	$0	$2,200	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0%	0%	0%	0%
Louisiana Municipal Bond Fund	0%	0%	0%	0%
North Carolina Municipal Bond Fund	0%	0%	0%	0%
Tennessee Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Georgia Municipal Bond Fund	12,451	0	550	0
Louisiana Municipal Bond Fund	9,385	0	550	0
North Carolina Municipal Bond Fund	17,127	0	550	0
Tennessee Municipal Bond Fund	16,234	0	550	0

Total	$55,197	$0	$2,200	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Georgia Municipal Bond Fund	0%	0%	0%	0%
Louisiana Municipal Bond Fund	0%	0%	0%	0%
North Carolina Municipal Bond Fund	0%	0%	0%	0%
Tennessee Municipal Bond Fund	0%	0%	0%	0%

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 31, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	550	0	0	550
Louisiana Municipal Bond Fund	550	0	0	550
North Carolina Municipal Bond Fund	550	0	0	550
Tennessee Municipal Bond Fund	550	0	0	550

Total	$2,200	$0	$0	$2,200

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Georgia Municipal Bond Fund	550	0	0	550
Louisiana Municipal Bond Fund	550	0	0	550
North Carolina Municipal Bond Fund	550	0	0	550
Tennessee Municipal Bond Fund	550	0	0	550

Total	$2,200	$0	$0	$2,200

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 6, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 6, 2010